                                             -----------------------------------
                                              OMB APPROVAL
                                              OMB Number: 3235-0570
                                              Expires: November 30, 2005
                                              Estimated average burden
                                              hours per response. . . . 5.0
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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-08305
                                   -------------------------
                                    Eureka Funds
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

3435 Stelzer Road                   Columbus, OH                        43219
--------------------------------------------------------------------------------
     (Address of principal executive offices)                         (Zip code)

           BISYS Fund Services, 3435 Stelzer Road, Columbus, OH 43219
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code:    (888) 890-8121
                                                   ---------------------

Date of fiscal year end:       September 30, 2003
                         -------------------------------

Date of reporting period:      September 30, 2003
                         -------------------------------

     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

       [EUREKA FUNDS LOGO]




                                                                 ANNUAL REPORT
                                                            September 30, 2003
































                                                               DISCOVER
                                                              Disciplined
                                                                 INVESTING

                                                            TABLE OF CONTENTS


Glossary of Terms ...................................................... (i)

Investment Management Philosophy .......................................  1

Shareholder Letter .....................................................  2

Eureka U.S. Treasury Obligations Fund Commentary .......................  4

Eureka Prime Money Market Fund Commentary ..............................  5

Eureka Investment Grade Bond Fund Commentary ...........................  6

Eureka Investment Grade Bond Fund Review ...............................  7

Eureka Global Fund Commentary ..........................................  8

Eureka Global Fund Review ..............................................  9

Eureka Equity Fund Commentary .......................................... 10

Eureka Equity Fund Review .............................................. 11

Schedules of Portfolio Investments ..................................... 12

Statements of Assets and Liabilities ................................... 36

Statements of Operations ............................................... 38

Statements of Changes in Net Assets .................................... 40

Financial Highlights ................................................... 44

Notes to the Financial Statements ...................................... 50

Report of Independent Auditors ......................................... 54



This material is authorized for distribution to prospective investors only when accompanied or preceded by a current prospectus. Please call 1-888-890-8121 for a prospectus, which contains more complete information on the Eureka Funds, including fees and ongoing expenses. Please read the prospectus carefully before investing or sending money.

The Eureka Funds are distributed by BISYS Fund Services, LP. Eureka Investment Advisors, Inc., is the Investment Adviser to the Funds and receives fees for those services.



MUTUAL FUNDS: ARE NOT FDIC-INSURED - HAVE NO BANK GUARANTEE - MAY LOSE VALUE

                                                               GLOSSARY OF TERMS

LIPPER RANKINGS - AS OF SEPTEMBER 30, 2003
THE EUREKA U.S. TREASURY OBLIGATIONS FUND (Trust Shares) ranked 7 out of 93 and 7 out of 74 for the one- and five-year periods, respectively, for the Lipper U.S. Treasury Money Market Funds category as reported by Lipper Analytical Services.

THE EUREKA PRIME MONEY MARKET FUND (Trust Shares) ranked 67 out of 400 and 49 out of 280 for the one- and five-year periods, respectively, for the Lipper Money Market Instrument Funds category as reported by Lipper Analytical Services.

THE EUREKA INVESTMENT GRADE BOND FUND (Trust Shares) ranked 343 out of 411 and 110 out of 222 for the one- and five-year periods, respectively, for the Lipper Intermediate Investment Grade Debt Funds category as reported by Lipper Analytical Services.

THE EUREKA GLOBAL FUND (Trust Shares) ranked 177 out of 319 and 122 out of 164 for the one- and five-year periods, respectively, for the Lipper Global Funds category as reported by Lipper Analytical Services.

THE EUREKA EQUITY FUND (Trust Shares) ranked 339 out of 1073 and 365 out of 583 for the one- and five-year periods, respectively, in the Lipper Large-Cap Core Funds category as reported by Lipper Analytical Services.

Lipper rankings are based on total return and do not include the effect of a sales charge.

THE iMONEYNET FIRST TIER MONEY MARKET AVERAGE represents the average of general money market funds as reported by iMoneyNet, Inc.

THE iMONEYNET MONEY MARKET U.S. TREASURY AND REPURCHASE AVERAGE represents the average of U.S. Treasury Money Market Funds as reported by iMoneyNet, Inc.

LIPPER INTERMEDIATE INVESTMENT GRADE DEBT FUNDS CATEGORY is comprised of managed mutual funds that invest at least 65% of their assets in investment grade debt issues (rated in the top the four grades) with dollar-weighted average maturities of five- to ten-years.

LIPPER GLOBAL FUNDS CATEGORY is comprised of managed mutual funds that invest at least 25% of their portfolio in securities traded outside of the United States and that may also own U.S. securities.

LIPPER LARGE-CAP CORE FUNDS CATEGORY is comprised of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

LIPPER MONEY MARKET INSTRUMENT FUNDS CATEGORY is comprised of managed mutual funds that invest in high quality financial instruments rated in the top two grades with dollar-weighted average maturities of less than 90 days.

LIPPER U.S. TREASURY MONEY MARKET FUNDS CATEGORY is comprised of managed mutual funds that invest in principally in U.S. Treasury obligations with dollar-weighted average maturities of less than 90 days. Intend to keep a constant net asset value.

LEHMAN BROTHERS AGGREGATE BOND INDEX is an unmanaged index composed of the Lehman Brothers Government/Corporate Index and the Lehman Brothers Mortgage-Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage backed securities.

LEHMAN BROTHERS CREDIT BOND INDEX is an unmanaged index composed of all publicly issued, fixed-rate, nonconvertible, investment-grade corporate debt. Issues are rated at least Baa by Moody's Investors Service or BBB by Standard & Poor's, if unrated by appreciation/depreciation and income as a percentage of the original investment.

THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX (MSCI WORLD INDEX) is an unmanaged index which generally reflects the performance of the world's developed equity markets.

STANDARD & POOR'S (S&P) 500 INDEX is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.

PRICE-TO-BOOK RATIO is used to compare a stock's market value to its book value, calculated by dividing the current closing price of the stock by the latest quarter's book value. (Book value is simply assets minus liabilities).

PRICE-TO-EARNINGS RATIO is a valuation ratio of a company's current share price to its per-share earnings. Investors cannot invest directly in an index, although they can invest in its underlying securities or funds.

                                                              September 30, 2003

                                                      EUREKA INVESTMENT ADVISORS


QUANTITATIVE APPROACH TO INVESTMENT MANAGEMENT


INVESTMENT MANAGEMENT PHILOSOPHY

The Eureka Funds were created to deliver a distinctive investment management style to investors. Our quantitative approach is designed to remove the guesswork and confusion from the investment decision process.

While many professional investment managers apply quantitative tools, we believe that few do so with the rigorous discipline of the Eureka Funds. We believe that using such tools on a piecemeal basis can taint the process with unintended bias, errors in judgment and emotional overreaction. To remove these subjective components, we strictly adhere to the following precepts of the quantitative philosophy:

    - MARKETS DO NOT IMMEDIATELY INCORPORATE ALL INFORMATION INTO ASSET PRICES. We believe that the market provides a window of time during which we can uncover and quantitatively process information, thereby exploiting short-term market opportunities.

    - A LARGE NUMBER OF SMALL, ACTIVE POSITIONS IN A PORTFOLIO ARE SUPERIOR TO A SMALL NUMBER OF LARGE, ACTIVE POSITIONS. As quantitative investment managers, we believe in the law of large numbers. Therefore, each Eureka Fund holds an above-average number of positions that closely mirror its benchmark. Our quantitative approach provides what we believe to be a superior ability to process, monitor, identify and manage a large number of small, active positions.

    - RISK CAN BE QUANTITATIVELY MEASURED AND QUANTITATIVELY MANAGED. Rather than "backing into" risk in pursuit of opportunity, we pass each investment through the filter of quantitative risk assessment. We try to incur no active risk unless it is intended and understood.

    - OPTIMIZATION METHODS ARE OFTEN NECESSARY TO EXPLOIT OPPORTUNITIES WHILE MANAGING RISK. Only computer-assisted decision-making can determine the optimum balance of small, active positions. Relying on human judgment alone often results in missed opportunities.

Each Eureka Fund strives to mirror its benchmark in terms of risk and diversification. We do not engage in market timing or rate forecasting. Rather, we seek to add value by exploiting short-term, tactical opportunities as revealed by our optimization methods.

This time-tested investment philosophy seeks to ensure that your portfolio maintains targeted risk levels and has the flexibility to respond to changes when necessary. Whatever the fluctuations in the market, our goal at Eureka Funds remains constant: To help you strive to meet your financial objectives today and into the future.



                                    [PHOTO]


BOB BANNON, CFA
Senior Vice President and
Chief Investment Officer

As Chief Investment Officer and head of the Investment Management Department, Bob Bannon's primary focus is to build upon the existing strengths of the Investment Management Department and to position Bank of the West (formerly United California Bank) as a leader in quantitative investment management.

A highly respected authority on the quantitative investment philosophy and process, Bob has extensive knowledge and experience in global asset allocation, equity modeling and fixed-income portfolio management. Before joining Bank of the West during the first quarter of 2000, he served as Managing Director for Analytic Investors, Inc., a highly regarded Los Angeles quantitative investment management firm, where he was responsible for market research and the development and management of investment products and processes. Prior to joining Analytic, Bob developed fixed-income trading strategies for I.D.E.A. in New York and worked for Security Pacific National Bank as a financial economist.

Bob holds a graduate degree in econometrics and financial economics from UCLA and an undergraduate degree in economics from Villanova University. He is a Chartered Financial Analyst.

                                                              September 30, 2003

                                                              SHAREHOLDER LETTER



DEAR SHAREHOLDER

MARKET OVERVIEW

The 12-month period ended September 30, 2003, was an extremely volatile period for the markets as a whole, as investors focused on an impending war with Iraq, terrorism, corporate malfeasance, and a sputtering economy. For almost three years, and with almost patternistic behavior, U.S. equity markets have languished, fixed income markets have strengthened, and short-term interest rates have declined to record lows - a classic financial market response to economic recession. As our fiscal year-end comes to a close, a long awaited economic recovery appears to have finally arrived in the U.S. and other markets around the globe.

EQUITY MARKETS

Fourth quarter of 2002 brought with it the first glimmer of potential change, as the equity market seemed to have found its trough (at levels not seen since early 1997) around the second week of October, and began a rebound that lasted through November, and sputtered into December.

Despite the brief bout of optimism, markets again soured in first quarter of 2003, due to the lingering prospects of war with at least one country, if not two. The equity market, which made a brief and half-hearted attempt in January, quickly folded as the political rhetoric heated up in late January. February and March only added to the high degree of uncertainty, as the economic numbers suggest that, impending war or not, the economy was still sluggish.

The rapidity with which the U.S. won the second Gulf War, and the perception of heightened global certainty that followed, helped large-cap stocks rebound in the second quarter of 2003. For the three-month period ended June 30, 2003 the Standard and Poor's 500 Index returned in excess of 15%.

The trend in the market seems to be making itself more clear as third quarter 2003 draws to a close. Equity markets moved a bit sideways in July, rallied sharply in August and continued their growth into September, with only a slight pull back. The Standard and Poor's 500 Index(1) rose 2.65% in the third quarter, proving that the 15% return for second quarter was no fluke.

As we move into fourth quarter, despite general pessimism and criticism centering around U.S. foreign policy and the President's domestic policy, the markets appear to be taking on a business-as-usual stance after being through two wars, a terrorist attack, a record-setting bear market and outsized corporate scandals in the preceding two years.

BOND MARKETS

Fixed-income investments benefited for the majority of the fiscal year providing their typical "flight-to-safety" function, as skittish equity investors wary of the struggling stock market sought bonds for their stability, pushing yields down and prices up.

In first quarter 2003, rates shot up quickly as the potential for U.S. success against Iraq became apparent. Shorter-term interest rates settled back to lower yields, however, as continually weak economic numbers suggested a possibility for future rate cuts, although longer-term maturities retained their now-higher yield levels. The Fed held short-term rates




(1) For a complete definition or description of terms, please refer to the Glossary of Terms on page (i).

                                                              September 30, 2003

                                                              SHAREHOLDER LETTER


steady throughout the first quarter, citing the impending war as a factor that clouded their ability to gauge the economy.

Contrary to expectation, given the rush to equities in the second quarter, there was no major exodus out of the bond markets during most of the second quarter. Bonds averaged between 2.5% and 3.5% during the quarter, with lower grade corporates posting the largest gains. This trend faded quickly towards the end of the quarter, as the markets began to anticipate further easing by the Fed and most segments of the bond market gave back a portion of their gains.

It wasn't until late in the third quarter that bonds took a tumble, falling nearly 3.4% in the month of July alone. Fears that the Fed might continue to ease, coupled with a shockingly strong equity market caught the bond market off-guard, and set off a wave of inflationary fears. Bonds have since regained their footing, recovering some of that one month decline by the end of the quarter, aided in large part by a sense that further Fed rate cuts are less and less likely as the equity markets rebound.

OUTLOOK

While we cannot predict what the future has in store, there is strong suggestion that the economy and equity market could continue to rebound, supported by an improving economy and ample liquidity. Going forward, we will continue to adhere to our disciplined, quantitative investment philosophy, which has served us well during the past year's turbulent markets.

Thank you for your continued confidence in the Eureka Funds.

Sincerely,
Eureka Investment Advisors

                                                              September 30, 2003


                                           EUREKA U.S. TREASURY OBLIGATIONS FUND

                                                                      COMMENTARY
INVESTMENT PHILOSOPHY

The Eureka U.S. Treasury Obligations Fund seeks to provide current income consistent with maintaining liquidity and stability of principal. The Fund invests exclusively in short-term obligations issued or guaranteed by the U.S. Treasury, and in repurchase agreements fully collateralized by U.S. Treasury securities.

The Fund is designed for individual or institutional investors whose primary considerations are stability, capital preservation, and low risk. It can also serve as a temporary investment with a competitive return for funds awaiting a more permanent investment in other areas.

FUND PERFORMANCE

For the fiscal year ending September 30, 2003, the U.S. Treasury Obligations Fund (Trust Shares) outperformed 92% of its peers in the Lipper U.S. Treasury Money Market Funds category(1). For the same time period, the Fund returned 0.87% (Trust Shares), compared to a return of 0.55% for both the Lipper peer category and the iMoneyNet U.S. Treasury & Repurchase Funds average.(1)

The Federal Reserve's accomodative credit policy resulted in continued declining money market rates through the second quarter 2003. However, in the latter half of the second quarter, the economy experienced a rebound that was sufficient to encourage the market into turning rates upward. Rates continued to trend higher-albeit slowly-through the third quarter 2003.

Our success in the period was primarily due to security selection. Maturities were laddered throughout the allowable maturity range with the Funds' weighted average maturity generally near the middle of the spectrum.

OUTLOOK

We will continue to monitor the Federal Reserve policy and the market environment as we seek out securities that fit within our investment philosophy.


                       7-DAY YIELD(2)               30-DAY YIELD
                         (9/30/03)                    (9/30/03)

Class A Shares             0.28%                        0.30%
Class B Shares             0.07%                        0.10%
Trust Shares               0.53%                        0.55%

(1) For a complete definition or description of terms, please refer to the Glossary of Terms on page (i).

(2) The 7-day yield is a more accurate reflection of the Fund's current performance than the total return. The yield information set forth reflects the waiver of a portion of the Fund's fees for certain periods; without waiver of fees, the yield would have been lower.

An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The performance data quoted represents past performance and is not an indication of future results.

                                                              September 30, 2003

                                                  EUREKA PRIME MONEY MARKET FUND

                                                                      COMMENTARY

INVESTMENT PHILOSOPHY

The Eureka Prime Money Market Fund pursues a high level of current income, consistent with the ability to maintain liquidity and stability of principal. The Fund may invest in repurchase agreements, commercial paper, corporate notes, U.S. government securities, and other money market instruments for liquidity. The low-risk, high-liquidity character of the Fund makes it a useful primary investment vehicle for conservative, risk-averse investors and, for others, as a temporary investment complementing a longer-term, more diversified strategy.

FUND PERFORMANCE

For the fiscal year ending September 30, 2003, the Prime Money Market Fund (Trust Shares) outperformed 83% of its peers in the Lipper Money Market Instrument Funds category(1). For the same time period, the Fund returned 0.87% (Trust Shares), compared to a return of 0.56% for the Lipper peer category and 0.62% for the iMoneyNet First Tier Money Market Funds average.

Short-term rates continued to decline through June 2003 as the Federal Reserve lowered rates to their lowest level since 1958. The impact of the recession continued to affect many U.S. companies through 2002 and into the second quarter of 2003, resulting in poor financial results and weakening corporate credit quality. Late in second quarter 2003, the markets found some stability as the overall economy posted positive results and companies reported improved earnings and outlook.

Our success in the period was primarily due to security selection. Maturities were laddered throughout the allowable maturity range with the Funds' weighted average maturity generally near the middle of the spectrum.

OUTLOOK

The stabilizing trend of improved economic and corporate results established in the second quarter has continued through the third quarter and will hopefully continue onwards. Going forward, we will continue to evaluate the Federal Reserve policy, as well as the bond and credit markets, in an effort to most optimally position the Fund.




                          7-DAY YIELD(2)                 30-DAY YIELD
                            (9/30/03)                      (9/30/03)

Class A Shares                0.29%                           0.30%
Class B Shares                0.04%                           0.04%
Trust Shares                  0.53%                           0.55%


(1) For a complete definition or description of terms, please refer to the Glossary of Terms on page (i)

(2) The 7-day yield is a more accurate reflection of the Fund's current performance than the total return. The yield information set forth reflects the waiver of a portion of the Fund's fees for certain periods; without waiver of fees, the yield would have been lower.

An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The performance data quoted represents past performance and is not an indication of future results.

                                                              September 30, 2003

                                               EUREKA INVESTMENT GRADE BOND FUND

                                                                      COMMENTARY

INVESTMENT PHILOSOPHY

With a goal of providing a relatively high level of income, while simultaneously preserving shareholder capital, we use a variety of disciplines to evaluate the current interest rate environment and credit implications. Our approach is conservative, yet opportunistic.

Using multi-dimensional evaluative techniques, we select the most attractive sectors and individual securities of the fixed-income market within the constraints of our risk management framework. The Fund's overall risk characteristics--duration, sector allocation and yield level--are structured to resemble the Fund's benchmark, the Lehman Brothers Aggregate Bond Index.

FUND PERFORMANCE

For the fiscal year ending September 30, 2003, the Investment Grade Bond Fund (Trust Shares) outperformed 16% of its peers in the Lipper Intermediate Investment Grade Debt Funds category(1). For the same time period, the Fund returned 4.16% (Trust Shares), compared to a return of 5.40% for the benchmark, the Lehman Brothers Aggregate Bond Index.(1)

The main factor leading to the underperformance was the portfolio's relatively conservative credit strategy at a time when lower credit quality corporate bonds outperformed other higher credit quality securities. The Lehman Brothers Credit Bond Index(1), which comprises 27% of the Lehman Brothers Aggregate Bond Index, outperformed comparable-duration U.S. Treasuries by 6.14%.

OUTLOOK

Going forward, we will continue to strive to add value via sector bets while maintaining a duration neutral to our benchmark, the Lehman Brothers Aggregate Bond Index. Specifically, corporate spreads across the entire quality spectrum are the narrowest they have been over the past three years. As a result, we will not be looking to add substantial positions in that sector. The same holds true, but to a lesser extent, for agency bonds and mortgage backed securities. We believe that this culmination of factors will leave the Fund holding a greater percentage of U.S. Treasury securities than in previous periods.



OBJECTIVE:

The Eureka Investment Grade Bond Fund seeks a high level of income, consistent with preservation of capital. To achieve this objective, the Fund intends to invest in a range of fixed-income securities, including U.S. Treasury securities (bonds, notes and bills), U.S. agency securities, mortgage-related securities, corporate securities, depository institution obligations and repurchase agreements. Under normal market conditions, the Fund will invest at least 80% of its net assets in bonds (i.e., debt securities) that are investment-grade securities, as determined by NRSRO ratings or, if unrated, as determined by Bank of the West to be of comparable quality.


INCEPTION DATE:
A  Shares  02/03/98
B Shares 02/02/01
Trust Shares 11/01/97


BENCHMARK:
Lehman Brothers Aggregate
Bond Index



(1) For a complete definition or description of terms, please refer to the Glossary of Terms on page (i).

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance is as of date indicated and may differ from current performance due to market volatility. To obtain more current performance information, please call 1-888-890-8121 or visit our website at www.eurekafunds.com.

                                                              September 30, 2003

                                        EUREKA INVESTMENT GRADE BOND FUND REVIEW


             FUND INFORMATION(1)
             ------------------
30-Day SEC Yield: (A Shares)....... 2.52%
                  (B Shares)....... 1.89%
                  (Trust).......... 2.87%
Average Maturity:.................. 6.82 Years
Average Quality: (Moody's)......... AAA
Effective Duration:................ 4.53 Years
Number of Issues:.................. 168

               CREDIT QUALITY(1)
               -----------------
U.S. Treasury/Agency .............. 67.3%
Aaa ...............................  9.1
Aa ................................  4.6
A .................................  7.7
Baa ...............................  9.9
Cash ..............................  1.4


                                   [PIE CHART]

              SECTOR WEIGHTINGS(1)
              --------------------

INTERNATIONAL                       0.7%
OTHER                               0.7%
CASH                                1.4%
UTILITIES                           3.5%
ASSET BACKED                        4.3%
FINANCE                             8.9%
TREASURY                           11.3%
INDUSTRIAL                         13.5%
AGENCY                             23.4%
MORTGAGE RELATED                   32.3%



                                    [GRAPH]

                                GROWTH OF $10,000
                                -----------------
                                 Since Inception

             Class A        Class B         Trust     Lehman Brothers
            Shares(2)       Shares(3)      Shares   Aggregate Bond Index

11/1/97        9653          10000          10000          10000
  12/97        9768          10108          10124          10147
               9951          10243          10283          10304
              10173          10453          10518          10545
              10565          10838          10931          10991
  12/98       10595          10839          10959          11028
              10505          10738          10883          10972
              10352          10563          10731          10875
              10396          10589          10784          10949
  12/99       10353          10524          10745          10936
              10577          10733          10985          11177
              10716          10854          11137          11371
              11041          11163          11483          11714
  12/00       11511          11605          11967          12208
              11817          11904          12306          12578
              11839          11917          12337          12648
              12401          12446          12932          13231
  12/01       12288          12321          12822          13236
              12248          12259          12789          13249
              12701          12676          13270          13740
              13290          13239          13896          14370
  12/02       13454          13363          14076          14596
              13588          13470          14225          14799
              13874          13729          14535          15168
   9/03       13821          13537          14474          15147


                           AVERAGE ANNUAL TOTAL RETURN


                                      YEAR TO DATE            ONE YEAR           FIVE YEAR      SINCE INCEPTION
                                        (9/30/03)             (9/30/03)          (9/30/03)    (11/1/97 TO 9/30/03)
                                       (AGGREGATE)

                                     NAV        LOAD*       NAV      LOAD*      NAV    LOAD*      NAV     LOAD*
                                     ---        -----       ---      -----      ---    -----      ---     -----
Class A Shares(2)                   2.73%      -0.88%      3.99%     0.33%     5.52%    4.77%    6.26%    5.62%
Class B Shares(3)                   2.05%      -1.94%      3.01%    -0.98%     4.70%    4.37%    5.38%    5.25%
Trust Shares (no sales charge)      2.83%         --       4.16%       --      5.78%      --     6.45%      --


The growth of $10,000 chart represents a hypothetical investment in the Eureka Investment Grade Bond Fund and its appropriate benchmark. The investment represents the reinvestment of dividends and capital gains in the Fund. The Lehman Brothers Aggregate Bond Index is an unmanaged index that is generally representative of the domestic bond market as a whole. This index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. The indice cannot be invested in directly; however, you can invest in the underlying funds or securities.

* The Class A Shares reflects the maximum sales load of 3.50%. The Class B Shares reflects the applicable contingent deferred sales charge, maximum of 4.00%.
(1) The portfolio holdings are subject to change.
(2) The performance shown for the Class A Shares prior to its inception on 2/3/98 reflects the performance history of the Trust Shares dating back to 11/1/97. The performance has been adjusted to reflect the applicable 12b-1 fees and maximum sales charge of 3.50%.
(3) The Class B Shares were initially offered for purchase effective 2/1/01, however no shareholder activity occurred until 2/2/01. The performance of the Class B Shares prior to its inception on 2/1/01 reflects the performance history of the Class A Shares (without sales charge). The performance has been adjusted to reflect the applicable 12b-1 fees and applicable contingent deferred sales charge.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. Performance is as of date indicated and may differ from current performance due to market volatility. To obtain more current performance information, please call 1-888-890-8121 or visit our website at www.eurekafunds.com.

                                                              September 30, 2003

                                                            EUREKA GLOBAL FUND +

                                                                      COMMENTARY

INVESTMENT PHILOSOPHY

The investment objective of the Global Fund is to seek long-term capital appreciation, coupled with risk management, by investing in a globally diversified portfolio of stocks.

When selecting individual stocks for the portfolio, we employ a tactical, opportunistic approach. First, we analyze the performance and risk of each stock in the Fund's universe, relative to its benchmark, the Morgan Stanley Capital International (MSCI) World Index(1). Next, we seek to construct a portfolio of stocks that, when combined, offer the best-expected return, given our ability to assume risk.

According to the quantitative approach, the market attaches positive or negative rewards to various stock characteristics or "factors." These include, among others, price-to-earnings, price-to-book, momentum and earnings surprises. The total potential reward for holding a stock will be a sum of all such factors.(1)

By using a multi-factor stock selection process, we attempt to identify all relevant factors, including a stock's inherent reward potential, and construct a portfolio that mirrors the benchmark in terms of industry, sector, style, and market capitalization.

FUND PERFORMANCE

For the fiscal year ending September 30, 2003, the Global Fund (Trust Shares) outperformed 44% of its peers in the Lipper Global Funds category(1). For the same time period, the Fund returned 22.34% (Trust Shares), compared to a return of 26.02% for the benchmark, the Morgan Stanley Capital International (MSCI) World Index.

The Fund's disciplined, quantitative investment approach served us well in an uncertain economy and unusually turbulent market. Our stock-selection model did well this year, which enabled us to provide strong performance.

OUTLOOK

Our adherence to our quantitative investment philosophy remains constant, regardless of market cycles. Going forward, we will continue to focus on tight risk management, use a disciplined stock selection analysis to seek strong performers, and strive to outperform our benchmark, the Morgan Stanley Capital International (MSCI) World Index.



OBJECTIVE:

The investment objective of the Eureka Global Fund is to seek long-term capital growth. The Fund will invest in common stocks of U.S. and foreign issuers, diversifying investments across countries, currencies, and economic sectors using quantitative asset selection process. The Fund intends to assume a level of risk commensurate with a globally diversified portfolio of large-capitalization stocks.

INCEPTION DATE:
A  Shares  02/03/98
B Shares 02/02/01
Trust Shares 11/01/97


BENCHMARK:
Morgan Stanley Capital
International (MSCI) World
Index



(1) For a complete definition or description of terms, please refer to the Glossary of Terms on page (i).

+International investing involves increased risk and volatility.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance is as of date indicated and may differ from current performance due to market volatility. To obtain more current performance information, please call 1-888-890-8121 or visit our website at www.eurekafunds.com.

                                                              September 30, 2003

                                                       EUREKA GLOBAL FUND REVIEW

               TOP 10 EQUITY HOLDINGS(1)
               -------------------------
Exxon Mobil Corp ..................................2.9%
Microsoft Corp ....................................2.4%
Merck & Company, Inc ..............................2.1%
Procter & Gamble Co ...............................1.6%
IBM Corp ..........................................1.3%
Johnson & Johnson .................................1.3%
Hartford Financial Services Group, Inc. ...........1.3%
General Electric Co. ..............................1.2%
Countrywide Credit Industries, Inc. ...............1.2%
Vodafone Group PLC ................................1.2%


                                   [PIE CHART]


              EQUITY COUNTRY WEIGHTINGS(1)
              ----------------------------

GERMANY                                            2.4%
AUSTRALIA                                          2.2%
CANADA                                             2.5%
SWITZERLAND                                        2.9%
FRANCE                                             3.8%
JAPAN                                              9.6%
OTHER                                              9.7%
U.K.                                              10.8%
U.S.A.                                            56.1%


                                    [GRAPH]

                                GROWTH OF $10,000
                                -----------------
                                 Since Inception

            Class A      Class B       Trust         MSCI
           Shares(2)    Shares(3)     Shares     World Index

11/1/97       9497        10000        10000        10000
  12/97       9609        10109        10123        10304
             10578        11109        11145        11791
             10797        11316        11376        12041
              9988        10457        10534        10608
  12/98      11295        11797        11912        12859
             11421        11911        12055        13329
             11760        12246        12423        13977
             11566        12026        12229        13781
  12/99      12661        13140        13395        16118
             12783        13234        13524        16295
             12630        13054        13374        15729
             12397        12791        13138        14949
  12/00      12031        12394        12761        14036
             10940        11259        11605        12243
             11175        11501        11855        12582
             10202        10500        10846        10783
  12/01      10852        11160        11546        11717
             10907        11194        11592        11767
              9889        10132        10532        10709
              8080         8267         8596         8749
  12/02       8572         8752         9131         9427
              8062         8215         8600         8961
              9364         9524         9997        10507
   9/03       9841         9905        10517        11026


                           AVERAGE ANNUAL TOTAL RETURN


                                     YEAR TO DATE         ONE YEAR           FIVE YEAR          SINCE INCEPTION
                                      (9/30/03)           (9/30/03)          (9/30/03)        (11/1/97 TO 9/30/03)
                                     (AGGREGATE)

                                    NAV      LOAD*      NAV      LOAD*     NAV      LOAD*      NAV         LOAD*
                                    ---      -----      ---      -----     ---      -----      ---         -----

Class A Shares(2)                  14.81%     9.01%    21.80%    15.75%   -0.29%    -1.31%     0.60%      -0.27%
Class B Shares(3)                  14.19%    10.19%    20.90%    16.90%   -0.90%    -1.26%    -0.01%      -0.16%
Trust Shares (no sales charge)     15.17%       --     22.34%       --    -0.03%       --      0.86%


The growth of $10,000 chart represents a hypothetical investment in the Eureka Global Fund and its appropriate benchmark. The investment represents the reinvestment of dividends and capital gains in the Fund. The Morgan Stanley Capital International World Index is an unmanaged index that generally reflects the performance of the world's developed equity markets. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

* The Class A Shares reflects the maximum sales load of 5.00%. The Class B Shares reflects the applicable contingent deferred sales charge, maximum of 4.00%.
(1) The portfolio holdings are subject to change.
(2) The performance shown for the Class A Shares prior to its inception on 2/3/98 reflects the performance of the Trust Shares. The performance has been adjusted to reflect the applicable 12b-1 fees and maximum sales charge of 5.00%.
(3) The Class B Shares were initially offered for purchase effective 2/1/01, however no shareholder activity occurred until 2/2/01. The performance of the Class B Shares prior to its inception on 2/1/01 reflects the performance of the Class A Shares (without sales charge). The performance has been adjusted to reflect the applicable 12b-1 fees and applicable contingent deferred sales charge.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. Performance is as of date indicated and may differ from current performance due to market volatility. To obtain more current performance information, please call 1-888-890-8121 or visit our website at www.eurekafunds.com.

                                                              September 30, 2003

                                                              EUREKA EQUITY FUND

                                                                      COMMENTARY

INVESTMENT PHILOSOPHY

Long-term capital growth and rigorous risk management are the key objectives of the Eureka Equity Fund. To achieve these goals, the Fund employs a quantitative investment approach, in which the portfolio construction follows a two-step process. First, we analyze the performance and risk of each stock in the Fund's universe, relative to its benchmark, the S&P 500 Index(1). Next, we seek to construct a portfolio of stocks that, when combined, offer the best expected potential return, given our ability to assume risk.

According to the quantitative approach, the market attaches positive or negative rewards to various stock characteristics, or "factors." These include, among others, price-to-earnings(1), price-to-book(1), momentum and earnings surprises. The total potential reward for holding a stock will be a sum of all such factors.

By using a multi-factor stock selection process, we attempt to identify all relevant factors, including a stock's inherent reward potential, and construct a portfolio that mirrors the benchmark in terms of industry, sector, style, and market capitalization.

FUND PERFORMANCE

For the fiscal year ending September 30, 2003, the Equity Fund (Trust Shares) outperformed 68% of its peers in the Lipper Large-Cap Core Funds category(1). For the same time period, the Fund returned 22.40% (Trust Shares), compared to a return of 24.37% for the benchmark, the Standard & Poor's 500 Index.(1)

The Fund's disciplined, quantitative investment approach served us well in an uncertain economy and unusually turbulent market. Our stock-selection model did well this year, which enabled us to provide above-average returns relative to our peers.

OUTLOOK

Our adherence to our quantitative investment philosophy remains constant, regardless of market cycles. Going forward, we will continue to focus on tight risk management, use a disciplined stock selection analysis to seek strong performers, and strive to outperform our benchmark, the Standard & Poor's 500 Index.



OBJECTIVE:

The Eureka Equity Fund seeks long-term capital growth. The Fund intends to invest in the common stocks of corporations representing a broad cross-section of the U.S. economy. The Fund expects to have a level of risk commensurate with that represented by a broadly diversified portfolio of U.S. common stocks, such as the Standard & Poor's 500 Stock Index. Under normal market conditions, the Fund will invest at least 80% of its net assets in common stocks.

INCEPTION DATE:
A Shares  02/03/98
B Shares  02/02/01
Trust Shares 11/01/97


BENCHMARK:
Standard & Poor's 500
Stock Index



(1) For a complete definition or description of terms, please refer to the Glossary of Terms on page (i).

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. Performance is as of date indicated and may differ from current performance due to market volatility. To obtain more current performance information, please call 1-888-890-8121 or visit our website at www.eurekafunds.com.

                                                              September 30, 2003

                                                       EUREKA EQUITY FUND REVIEW



      TOP 10 EQUITY HOLDINGS(1)
     -------------------------
Microsoft Corp......................4.0%
General Electric Co.................3.1%
Exxon Mobil Corp....................3.0%
Wal-Mart Stores, Inc................2.3%
Pfizer, Inc.........................2.2%
Procter & Gamble Co.................2.1%
Intel Corp..........................2.1%
Citigroup, Inc......................2.1%
Merck & Company, Inc................2.0%
IBM Corp............................1.9%


                                   [PIE CHART]


           SECTOR WEIGHTINGS(1)
           --------------------

CASH                                0.7%
TRANSPORTATION                      1.1%
UTILITIES                           1.5%
INDUSTRIALS                         2.7%
COMMERCIAL SERVICES                 2.8%
BASIC MATERIAL                      4.0%
TELECOMMUNICATIONS                  4.2%
CONSUMER SERVICES                   4.4%
ENERGY                              6.6%
CONSUMER (CYCLICAL)                 7.4%
CONSUMER (NON-CYCLICAL)             9.6%
HEALTH CARE                        14.3%
TECHNOLOGY                         17.5%
FINANCIAL SERVICES                 23.2%

                     [GRAPH]


                                GROWTH OF $10,000
                                -----------------
                                 Since Inception

            Class A    Class B     Trust   Standard & Poor's
           Shares(2)  Shares(3)    Shares   500 Stock Index
11/1/97      9497       10000       10000       10000
  12/97     10020       10538       10555       10643
            11416       11981       12029       12128
            11813       12372       12452       12528
            10436       10910       11008       11282
  12/98     12701       13258       13410       13685
            13145       13679       13871       14367
            14018       14565       14805       15380
            12977       13470       13728       14419
  12/99     14699       15220       15550       16565
            14874       15380       15753       16945
            14477       14940       15340       16494
            14280       14705       15137       16335
  12/00     13109       13476       13908       15057
            11313       11618       12017       13272
            11978       12262       12704       14048
            10285       10521       10921       11986
  12/01     11280       11521       11992       13267
            11354       11574       12091       13304
             9834        9994       10473       11521
             8180        8290        8711        9531
  12/02      8725        8858        9311       10335
             8438        8541        9013       10009
             9700        9803       10372       11551
   9/03      9953        9996       10663       11856



                          AVERAGE ANNUAL TOTAL RETURN

                                     YEAR TO DATE       ONE YEAR            FIVE YEAR         SINCE INCEPTION
                                       (9/30/03)        (9/30/03)           (9/30/03)      (11/1/97 TO 9/30/03)
                                      (AGGREGATE)

                                    NAV       LOAD*    NAV      LOAD*     NAV      LOAD*       NAV     LOAD*
                                    ---       -----    ---      -----     ---      -----       ---     -----
Class A Shares(2)                  14.07%     8.46%   21.68%    15.56%   -0.94%    -1.96%      0.80%  -0.08%
Class B Shares(3)                  13.49%     9.49%   21.27%    17.27%   -1.62%    -1.84%      0.09%  -0.01%
Trust Shares (no sales charge)     14.52%       --    22.40%       --    -0.63%       --       1.09%     --

The growth of $10,000 chart represents a hypothetical investment in the Eureka Equity Fund and its appropriate benchmark. The investment represents the reinvestment of dividends and capital gains in the Fund. The S&P 500 Index is an unmanaged index that generally reflects the performance of the U.S. stock market as a whole. This index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot directly invest in an index, although they can invest in the underlying securities.

* The Class A Shares reflects the maximum sales load of 5.00%. The Class B Shares reflects the applicable contingent deferred sales charge, maximum of 4.00%.
(1) The portfolio holdings are subject to change.
(2) The performance shown for the Class A Shares prior to its inception on 2/3/98 reflects the performance of the Trust Shares. The performance has been adjusted to reflect the applicable 12b-1 fees and maximum sales charge of 5.00%.
(3) The Class B Shares were initially offered for purchase effective 2/1/01, however no shareholder activity occurred until 2/2/01. The performance of the Class B Shares prior to its inception on 2/1/01 reflects the performance of the Class A Shares (without sales charge). The performance has been adjusted to reflect the applicable 12b-1 fees and applicable contingent deferred sales charge.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. Performance is as of date indicated and may differ from current performance due to market volatility. To obtain more current performance information, please call 1-888-890-8121 or visit our website at www.eurekafunds.com.

U.S. TREASURY OBLIGATIONS FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
SEPTEMBER 30, 2003

                             PRINCIPAL     AMORTIZED
                               AMOUNT         COST
------------------------------------------------------
U.S. GOVERNMENT GUARANTEED SECURITIES (3.1%)

Israel Aid
  1.86%, 05/15/04 (b)        $  490,000   $    486,086
                                          ------------

Private Export Funding Corp.
  7.03%, 10/31/03             1,850,000      1,858,887
  5.31%, 11/15/03 (c)           810,000        813,949
                                          ------------
                                             2,672,836
------------------------------------------------------
TOTAL U.S. GOVERNMENT GUARANTEED
  SECURITIES                                 3,158,922
------------------------------------------------------
U.S. TREASURY BONDS (10.0%)
11.88%, 11/15/03             10,000,000     10,129,808
------------------------------------------------------
U.S. TREASURY NOTES (35.0%)

2.75%, 10/31/03              10,000,000     10,014,063
4.25%, 11/15/03              10,000,000     10,038,452
3.00%, 01/31/04              10,000,000     10,064,173
5.88%, 02/15/04               5,000,000      5,089,193
------------------------------------------------------
TOTAL U.S. TREASURY NOTES                   35,205,881
------------------------------------------------------
U.S. GOVERNMENT AGENCY MORTGAGES (12.5%)

Small Business Administration*
  Pool #50191
    2.13%, 10/01/03               50,693         50,693
  Pool #501967
    2.13%, 10/01/03             250,824        250,824
  Pool #502221
    2.00%, 10/01/03             304,763        304,909
  Pool #502610
    1.88%, 10/01/03              86,779         86,779
  Pool #502988
    1.75%, 10/01/03             119,200        119,200
  Pool #503274
    1.50%, 10/01/03             162,365        162,365
  Pool #503308
    1.50%, 10/01/03             288,061        288,061
  Pool #503696
    1.50%, 10/01/03           1,010,317      1,009,523
  Pool #503962
    1.75%, 10/01/03             283,648        283,648
  Pool #504228
    1.50%, 10/01/03             189,992        189,992
  Pool #504824
    1.63%, 10/01/03             626,616        624,891
  Pool #504996
    1.75%, 10/01/03           1,583,058      1,583,058
  Pool #505026
    1.75%, 10/01/03             625,773        625,613

                             SHARES OR
                             PRINCIPAL     AMORTIZED
                               AMOUNT         COST
------------------------------------------------------
  Pool #505128
    1.75%, 10/01/03          $1,844,511   $  1,844,007
  Pool #505160
    1.63%, 10/01/03              73,272         73,189
  Pool #505236
    1.65%, 10/01/03           1,766,829      1,764,296
  Pool #505303
    1.55%, 10/01/03             585,609        585,609
  Pool #505341
    1.45%, 10/01/03           2,007,184      2,006,597
  Pool #505344
    1.45%, 10/01/03             784,257        783,934
------------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCY MORTGAGES
                                            12,637,188
------------------------------------------------------
REPURCHASE AGREEMENTS (34.2%)

Bank of America Corp.
  0.90%, dated 09/30/03,
  due 10/01/03, repurchase
  price $17,000,425
  (collateralized by U.S.
  Treasury Notes)            17,000,000     17,000,000
Prudential, Inc. 0.95%,
  dated 09/30/03, due
  10/01/03, repurchase
  price $17,449,461
  (collateralized by U.S.
  Treasury Bonds)            17,449,000     17,449,000
------------------------------------------------------
TOTAL REPURCHASE AGREEMENTS                 34,449,000
------------------------------------------------------
INVESTMENT COMPANY (4.2%)

BlackRock Provident
  Institutional T-Fund        4,250,000      4,250,000
------------------------------------------------------
TOTAL INVESTMENTS (AMORTIZED COST
  $99,830,799) (a) -- 99.0%                 99,830,799
------------------------------------------------------
OTHER ASSETS IN EXCESS OF
  LIABILITIES -- 1.0%                        1,016,668
------------------------------------------------------
NET ASSETS -- 100.0%                      $100,847,467
------------------------------------------------------

---------------

(a) Cost and value for financial reporting and federal income tax purposes are the same.

(b) Rate disclosed represents effective yield at September 30, 2003.

(c) Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Advisor, using board approved procedures, has deemed these securities to be liquid.

* Denotes variable rate security. Rate presented represents rate in effect on September 30, 2003. Maturity date reflects next rate change date.

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.
 12

PRIME MONEY MARKET FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
SEPTEMBER 30, 2003

                             PRINCIPAL     AMORTIZED
                              AMOUNT          COST
------------------------------------------------------
COMMERCIAL PAPER (b) (10.3%)

FINANCE & BANKING (5.2%)
Barclays US Funding LLC
  1.06%, 10/31/03           $ 6,000,000   $  5,994,700
Westpac Banking Corp.
  1.06%, 11/13/03             4,250,000      4,244,619
Xtra, Inc. (c)
  1.05%, 10/02/03             2,625,000      2,624,923
  1.05%, 10/15/03             1,000,000        999,592
                                          ------------
                                            13,863,834
                                          ------------
INSURANCE (2.7%)
Alfa Corp.
  1.05%, 10/20/03             7,000,000      6,996,121
                                          ------------
RETAIL (2.4%)
7-Eleven, Inc.
  1.06%, 10/16/03             1,400,000      1,399,382
  1.05%, 10/20/03             5,000,000      4,997,229
                                          ------------
                                             6,396,611
------------------------------------------------------
TOTAL COMMERCIAL PAPER                      27,256,566
------------------------------------------------------
CORPORATE BONDS (11.3%)

CHEMICALS (0.1%)
E.I. du Pont de Nemours
  and Co.
  8.13%, 03/15/04               190,000        195,929
                                          ------------

CONSUMER GOODS & SERVICES (0.4%)
Procter & Gamble Co.
  8.00%, 11/15/03               935,000        942,596
                                          ------------

FINANCE & BANKING (9.8%)
American Express Travel
  5.63%, 01/22/04             3,000,000      3,039,521
Associates Corporation of
  North America
  5.75%, 11/01/03               211,000        211,796
  5.50%, 02/15/04               115,000        116,797
  5.80%, 04/20/04             1,277,000      1,308,844
Bank of America Corp.
  5.75%, 03/01/04               195,000        198,577
  6.63%, 06/15/04               502,000        521,560
  6.13%, 07/15/04               561,000        582,332
Bear Stearns Companies,
  Inc.
  6.63%, 01/15/04               734,000        745,057
  6.15%, 03/02/04             4,092,000      4,175,738

                             PRINCIPAL     AMORTIZED
                              AMOUNT          COST
------------------------------------------------------
Citigroup Global Markets
  Holdings, Inc.
  6.63%, 11/15/03           $   200,000   $    201,314
  7.00%, 03/15/04             1,824,000      1,871,517
Citigroup, Inc.
  5.70%, 02/06/04               405,000        411,206
  5.80%, 03/15/04             2,198,000      2,243,785
General Electric Capital
  Corp.
  6.81%, 11/03/03               757,000        760,847
  8.68%, 01/14/04               150,000        153,157
  7.89%, 02/11/04               500,000        511,537
  8.09%, 04/01/04                20,000         20,643
  5.38%, 04/23/04               115,000        117,757
  7.25%, 05/03/04             1,371,000      1,420,341
Heller Financial, Inc.
  6.00%, 03/19/04             2,450,000      2,504,027
Merrill Lynch & Company,
  Inc.
  5.88%, 01/15/04               700,000        709,490
  5.70%, 02/06/04               525,000        533,082
Morgan Stanley
  5.63%, 01/20/04               247,000        250,273
Morgan Stanley Group, Inc.
  6.13%, 10/01/03               600,000        600,000
Toyota Motor Credit Corp.
  5.63%, 11/13/03               300,000        301,455
Wells Fargo & Co.
  6.63%, 07/15/04               170,000        177,064
Wells Fargo Financial,
  Inc.
  6.00%, 02/01/04               480,000        487,475
  7.20%, 04/01/04                20,000         20,564
  5.45%, 05/03/04             1,375,000      1,409,113
  6.63%, 07/15/04                80,000         83,314
                                          ------------
                                            25,688,183
                                          ------------
INSURANCE (0.2%)
Marsh & McLennan
  Companies, Inc.
  6.63%, 06/15/04               500,000        518,957
                                          ------------

RETAIL (0.4%)
Wal-Mart Stores, Inc.
  7.50%, 05/15/04               713,000        740,373
  6.55%, 08/10/04               413,000        431,591
                                          ------------
                                             1,171,964
                                          ------------

SERVICES (0.4%)
Pitney Bowes, Inc.
  5.50%, 04/15/04             1,220,000      1,248,091
------------------------------------------------------
TOTAL CORPORATE BONDS                       29,765,720
------------------------------------------------------

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

PRIME MONEY MARKET FUND
SCHEDULE OF PORTFOLIO INVESTMENTS -- continued
SEPTEMBER 30, 2003

                             PRINCIPAL     AMORTIZED
                              AMOUNT          COST
------------------------------------------------------
U.S. GOVERNMENT SPONSORED ENTERPRISE &
AGENCY DEBENTURES (18.3%)

FEDERAL FARM CREDIT BANK (2.7%)
  5.15%, 12/02/03           $ 1,000,000   $  1,006,952
  5.07%, 12/15/03               300,000        302,473
  5.65%, 12/29/03               500,000        505,222
  5.40%, 01/23/04               525,000        531,317
  6.88%, 05/06/04               200,000        206,622
  5.00%, 05/10/04             4,495,000      4,598,105
                                          ------------
                                             7,150,691
                                          ------------
FEDERAL HOME LOAN BANK (7.0%)
  4.78%, 10/15/03               100,000        100,127
  4.83%, 10/15/03               100,000        100,129
  1.39%, 11/05/03 *             200,000        199,959
  5.35%, 11/06/03               400,000        401,597
  5.14%, 11/12/03               100,000        100,442
  3.13%, 11/14/03             1,600,000      1,603,528
  6.38%, 11/14/03                90,000         90,549
  5.13%, 11/17/03             1,170,000      1,175,576
  5.28%, 11/19/03             1,000,000      1,005,346
  1.55%, 12/01/03             1,000,000      1,000,491
  5.26%, 12/22/03             1,000,000      1,008,719
  5.51%, 01/20/04               500,000        506,576
  5.51%, 01/26/04               100,000        101,348
  5.13%, 01/28/04               715,000        723,772
  5.47%, 01/28/04               200,000        202,791
  6.00%, 02/04/04               250,000        254,045
  3.25%, 02/13/04               500,000        503,848
  3.75%, 02/13/04               500,000        504,334
  5.50%, 02/24/04               500,000        508,473
  5.66%, 03/17/04               800,000        816,681
  5.51%, 04/26/04               500,000        511,780
  5.33%, 05/05/04               550,000        563,002
  1.13%, 05/13/04               500,000        499,457
  3.38%, 05/14/04             2,500,000      2,532,599
  4.88%, 05/14/04               500,000        511,300
  3.38%, 06/15/04               500,000        506,903
  5.50%, 06/15/04               300,000        308,836
  6.20%, 06/23/04             2,000,000      2,071,674
                                          ------------
                                            18,413,882
                                          ------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (2.7%)
  5.00%, 01/15/04             3,000,000      3,033,903
  5.25%, 02/15/04               500,000        507,233
  3.50%, 02/20/04             2,000,000      2,019,583
  6.31%, 02/26/04               450,000        459,279
  6.72%, 05/28/04               500,000        517,472
  3.00%, 07/15/04               500,000        505,870
                                          ------------
                                             7,043,340
                                          ------------

                             PRINCIPAL     AMORTIZED
                              AMOUNT          COST
------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (2.5%)
  5.45%, 10/10/03           $ 2,100,000   $  2,102,240
  5.33%, 10/20/03               300,000        300,627
  4.75%, 11/14/03               435,000        436,749
  3.13%, 11/15/03               500,000        501,272
  5.38%, 11/17/03               800,000        804,324
  5.52%, 11/17/03               500,000        502,680
  5.41%, 12/15/03               300,000        302,349
  5.50%, 12/29/03               500,000        505,164
  5.51%, 01/12/04               500,000        506,035
  4.75%, 03/15/04               700,000        711,237
  6.57%, 07/26/04                25,000         26,068
                                          ------------
                                             6,698,745
                                          ------------
STUDENT LOAN MARKETING ASSOCIATION (3.4%)
  1.47%, 10/07/03 *           5,000,000      5,001,796
  3.20%, 10/24/03             4,000,000      4,005,387
                                          ------------
                                             9,007,183
------------------------------------------------------
TOTAL U.S. GOVERNMENT SPONSORED
  ENTERPRISE & AGENCY DEBENTURES            48,313,841
------------------------------------------------------
U.S. TREASURY DEBENTURES (0.0%)

INTEREST ONLY STRIPPED SECURITIES
Federal National Mortgage
  Association 0.00%,
  11/19/03                       92,000         91,850
------------------------------------------------------
U.S. GOVERNMENT AGENCY MORTGAGES (15.4%)

SMALL BUSINESS ADMINISTRATION *
  Pool #501982
    2.00%, 10/01/03             253,303        255,073
  Pool #502001
    2.00%, 10/01/03             767,591        767,591
  Pool #502105
    2.00%, 10/01/03             375,998        380,251
  Pool #502139
    2.00%, 10/01/03             209,383        209,383
  Pool #502245
    2.00%, 10/01/03             817,442        827,902
  Pool #502268
    2.00%, 10/01/03             415,932        415,932
  Pool #502275
    1.88%, 10/01/03             134,403        134,402
  Pool #502401
    1.75%, 10/01/03             105,458        105,826
  Pool #504073
    1.50%, 10/01/03             526,121        526,121
  Pool #504081
    1.50%, 10/01/03             249,463        249,463

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.
 14

PRIME MONEY MARKET FUND
SCHEDULE OF PORTFOLIO INVESTMENTS -- continued
SEPTEMBER 30, 2003

                             PRINCIPAL     AMORTIZED
                              AMOUNT          COST
------------------------------------------------------
  Pool #504228
    1.50%, 10/01/03         $   407,125   $    407,125
  Pool #504409
    1.50%, 10/01/03             279,899        279,757
  Pool #504984
    1.71%, 10/01/03             174,564        174,564
  Pool #505128
    1.75%, 10/01/03           2,067,881      2,067,312
  Pool #505163
    1.75%, 10/01/03             283,396        283,316
  Pool #505236
    1.65%, 10/01/03           2,451,670      2,448,156
  Pool #505241
    1.65%, 10/01/03           1,156,957      1,156,957
  Pool #505303
    1.55%, 10/01/03             732,012        731,564
  Pool #505341
    1.45%, 10/01/03           2,835,359      2,834,530
  Pool #505344
    1.45%, 10/01/03           1,568,513      1,567,868
  Pool #505559
    1.50%, 10/01/03             410,994        410,994
  Pool #505716
    1.38%, 10/01/03           8,985,191      8,967,229
  Pool #505799
    1.38%, 10/01/03          15,455,046     15,439,140
------------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCY MORTGAGES
                                            40,640,456
------------------------------------------------------
REPURCHASE AGREEMENTS (32.0%)

Bank of America Corp.
  1.03%, 10/01/03, dated
  09/30/03, repurchase
  price $40,001,144
  (collateralized by U.S.
  Treasury Bills and
  Government National
  Mortgage Association
  securities)                40,000,000     40,000,000
Prudential, Inc. 1.07%,
  10/01/03, dated
  09/30/03, repurchase
  price $44,297,317
  (collateralized by
  Government National
  Mortgage Association
  securities)                44,296,000     44,296,000
------------------------------------------------------
TOTAL REPURCHASE AGREEMENTS                 84,296,000
------------------------------------------------------

                             SHARES OR
                             PRINCIPAL     AMORTIZED
                              AMOUNT          COST
------------------------------------------------------
INVESTMENT COMPANIES (4.5%)

BlackRock Provident
  Institutional T-Fund        6,000,000   $  6,000,000
Federated Prime Cash
  Obligations Fund            6,000,000      6,000,000
------------------------------------------------------
TOTAL INVESTMENT COMPANIES                  12,000,000
------------------------------------------------------
SAVINGS DEPOSITS (7.6%)

Comerica Bank Money Market
  Savings                   $10,000,000     10,000,000
Fifth Third Bank Money
  Market Savings             10,000,000     10,000,000
------------------------------------------------------
TOTAL SAVINGS DEPOSITS                      20,000,000
------------------------------------------------------
TOTAL INVESTMENTS (AMORTIZED COST
  $262,364,433) (a) -- 99.4%               262,364,433
------------------------------------------------------
OTHER ASSETS IN EXCESS OF
  LIABILITIES -- 0.6%                        1,488,411
------------------------------------------------------
NET ASSETS -- 100.0%                      $263,852,844
------------------------------------------------------

---------------

(a) Cost and value for financial reporting and federal income tax purposes are the same.

(b) Rate disclosed represents effective yield at September 30, 2003.

(c) Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Advisor, using board approved procedures, has deemed these securities to be liquid.

* Denotes variable rate security. Rate presented represents rate in effect on September 30, 2003. Maturity date reflects next rate change date.

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

INVESTMENT GRADE BOND FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
SEPTEMBER 30, 2003

                              PRINCIPAL
                                AMOUNT        VALUE
------------------------------------------------------
ASSET BACKED SECURITIES (4.3%)

Daimler Chrysler Auto Trust
  3.53%, 12/06/07             $1,500,000   $ 1,547,805
GMAC Mortgage Corp. Loan
  Trust
  7.52%, 11/25/29                 87,894        87,825
MMCA Automobile Trust
  3.57%, 08/17/09              1,000,000     1,014,437
SSB Auto Loan Trust
  2.89%, 02/15/09              2,000,000     2,042,446
WFS Financial Owner Trust
  2.39%, 08/20/07              2,000,000     2,020,464
------------------------------------------------------
TOTAL ASSET BACKED SECURITIES                6,712,977
------------------------------------------------------
CORPORATE BONDS (27.0%)

AEROSPACE & MILITARY TECHNOLOGY (0.4%)
Loral Corp.
  7.63%, 06/15/25                500,000       599,375
                                           -----------
AUTOMOTIVE (0.3%)
General Motors Corp.
  7.40%, 09/01/25                500,000       484,375
                                           -----------
COMPUTERS (0.8%)
Dell Computer Corp.
  7.10%, 04/15/28                108,000       127,575
IBM Corp.
  4.88%, 10/01/06              1,000,000     1,076,911
                                           -----------
                                             1,204,486
                                           -----------
CONSTRUCTION (0.3%)
Centex Corp.
  4.75%, 01/15/08                125,000       130,000
Lennar Corp.
  5.95%, 03/01/13                250,000       265,000
                                           -----------
                                               395,000
                                           -----------
ELECTRIC UTILITY (3.1%)
Allete, Inc.
  7.80%, 02/15/08                500,000       553,125
Constellation Energy Group, Inc.
  7.00%, 04/01/12                500,000       571,250
Florida Power Corp.
  4.80%, 03/01/13                500,000       502,425
PPL Electric Utilities
  5.88%, 08/15/07              3,000,000     3,296,250
                                           -----------
                                             4,923,050
                                           -----------

                              PRINCIPAL
                                AMOUNT        VALUE
------------------------------------------------------
FINANCE & BANKING (10.1%)
Amvescap PLC
  5.38%, 02/27/13             $  500,000   $   496,875
Bank of America Corp.
  8.57%, 11/15/24              1,000,000     1,341,249
Block Financial Corp.
  8.50%, 04/15/07                189,000       221,737
Boeing Capital Corp.
  5.65%, 05/15/06              1,000,000     1,074,747
Burlington Resources Finance
  Co.
  6.40%, 08/15/11                500,000       568,125
Citigroup, Inc.
  5.75%, 05/10/06              1,000,000     1,088,806
Donaldson, Lufkin &
  Jenrette, Inc.
  6.50%, 04/01/08                500,000       563,125
Financing Corp.
  10.35%, 08/03/18               600,000       948,644
Fleet National Bank
  5.75%, 01/15/09                500,000       553,265
Ford Motor Credit Corp.
  7.75%, 03/15/05                500,000       532,100
General Electric Capital
  Corp.
  7.88%, 12/01/06                614,000       714,127
  6.90%, 09/15/15                125,000       146,250
Goldman Sachs Group, Inc.
  6.60%, 01/15/12              1,000,000     1,133,750
Household Finance Corp.
  6.75%, 05/15/11                500,000       571,250
Inter-American Development
  Bank
  4.00%, 01/18/05              1,000,000     1,033,750
  8.40%, 09/01/09                100,000       126,420
J.P. Morgan Chase & Co.
  4.00%, 02/01/08                500,000       516,250
Manufacturers & Traders
  Trust Co.
  8.00%, 10/01/10                500,000       611,875
MBNA Corp.
  5.38%, 01/15/08                500,000       538,329
Mellon Bank
  7.63%, 09/15/07                100,000       117,625
Morgan Stanley
  6.60%, 04/01/12                500,000       565,625
Regions Financial Corp.
  7.75%, 09/15/24                495,000       614,157
SunAmerica, Inc.
  8.13%, 04/28/23                 75,000        95,630

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.
 16

INVESTMENT GRADE BOND FUND
SCHEDULE OF PORTFOLIO INVESTMENTS -- continued
SEPTEMBER 30, 2003

                              PRINCIPAL
                                AMOUNT        VALUE
------------------------------------------------------
Union Planters Corp.
  6.25%, 11/01/03             $1,200,000   $ 1,204,721
Washington Mutual, Inc.
  8.25%, 04/01/10                500,000       609,375
                                           -----------
                                            15,987,807
                                           -----------
FOOD (2.8%)
Albertson's, Inc.
  7.50%, 02/15/11                500,000       583,125
Archer Daniels Co.
  6.63%, 05/01/29              1,000,000     1,121,249
ConAgra, Inc.
  7.50%, 09/15/05                850,000       938,188
Kellogg Co.
  6.60%, 04/01/11                500,000       571,947
McDonalds Corp.
  4.13%, 06/01/13                500,000       483,750
PepsiAmericas, Inc.
  4.50%, 03/15/13                500,000       493,125
Sara Lee Corp.
  6.00%, 01/15/08                100,000       111,000
Wendy's International, Inc.
  6.20%, 06/15/14                135,000       150,525
                                           -----------
                                             4,452,909
                                           -----------
INSURANCE (0.4%)
Mony Group, Inc.
  8.35%, 03/15/10                500,000       613,125
                                           -----------
MULTIMEDIA (0.7%)
AOL Time Warner, Inc.
  6.13%, 04/15/06                500,000       542,475
Walt Disney Co.
  7.00%, 03/01/32                500,000       565,000
                                           -----------
                                             1,107,475
                                           -----------
OIL & GAS (1.1%)
Ashland Oil, Inc.
  9.20%, 04/24/06                500,000       570,000
Columbia Energy Group
  6.80%, 11/28/05                500,000       545,968
USX Corp.
  6.85%, 03/01/08                500,000       568,881
                                           -----------
                                             1,684,849
                                           -----------
PHARMACEUTICALS (0.7%)
Merck & Company, Inc.
  4.13%, 01/18/05              1,000,000     1,036,250
                                           -----------

                              PRINCIPAL
                                AMOUNT        VALUE
------------------------------------------------------
RESEARCH & DEVELOPMENT (0.2%)
Science Applications
  International Corp.
  6.25%, 07/01/12             $  305,000   $   337,788
                                           -----------
RETAIL (3.3%)
AutoZone, Inc.
  4.38%, 06/01/13                500,000       475,625
Limited Brands, Inc.
  6.13%, 12/01/12                500,000       545,699
Lowe's Companies, Inc.
  7.11%, 05/15/37              1,000,000     1,203,852
Sears, Roebuck and Co.
  9.38%, 11/01/11                821,000       874,365
Staples, Inc.
  7.13%, 08/15/07                411,000       456,210
Wal-Mart Stores, Inc.
  8.00%, 09/15/06              1,500,000     1,749,375
                                           -----------
                                             5,305,126
                                           -----------
TELECOMMUNICATIONS (1.5%)
Vodafone Americas Asia, Inc.
  7.00%, 10/01/03                665,000       665,095
Bellsouth
  Telecommunications, Inc.
  7.00%, 10/01/25                500,000       575,625
GTE Hawaiian Telephone,
  Series A
  7.00%, 02/01/06              1,000,000     1,106,250
                                           -----------
                                             2,346,970
                                           -----------
TRANSPORTATION (0.2%)
Norfolk Southern Corp.
  8.13%, 11/15/03                250,000       252,121
                                           -----------
TRAVEL & ENTERTAINMENT (1.1%)
Brunswick Corp.
  7.38%, 09/01/23              1,000,000     1,101,020
Harrah's Operating Company,
  Inc.
  8.00%, 02/01/11                500,000       593,125
                                           -----------
                                             1,694,145
------------------------------------------------------
TOTAL CORPORATE BONDS                       42,424,851
------------------------------------------------------

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

INVESTMENT GRADE BOND FUND
SCHEDULE OF PORTFOLIO INVESTMENTS -- continued
SEPTEMBER 30, 2003

                              PRINCIPAL
                                AMOUNT        VALUE
------------------------------------------------------
FOREIGN BONDS (1.0%)

FOREIGN GOVERNMENT
Canadian Global Bond
  6.38%, 07/21/05             $1,000,000   $ 1,087,500
State of Israel
  6.38%, 12/15/05                495,000       512,325
------------------------------------------------------
TOTAL FOREIGN BONDS                          1,599,825
------------------------------------------------------
MORTGAGE BACKED SECURITIES (32.3%)

FEDERAL HOME LOAN MORTGAGE CORPORATION (8.7%)
  Pool #C00544
    6.50%, 06/01/27               64,518        67,502
  Pool #C00835
    6.50%, 07/01/29              398,113       416,151
  Pool #C00896
    7.50%, 12/01/29              550,451       589,154
  Pool #C01244
    6.50%, 10/01/31            1,556,524     1,625,587
  Pool #C16249
    6.50%, 10/01/28            2,444,668     2,556,194
  Pool #D77827
    6.50%, 02/01/27               90,660        94,853
  Pool #D81274
    6.50%, 07/01/27                3,185         3,332
  Pool #D83661
    6.50%, 11/01/27              123,822       129,549
  Pool #D83833
    6.50%, 11/01/27              162,260       169,765
  Pool #D83835
    6.50%, 11/01/27               76,471        80,008
  Pool #D83900
    6.50%, 11/01/27               60,096        62,876
  Pool #D83967
    6.50%, 11/01/27               11,537        12,071
  Pool #D83991
    6.50%, 11/01/27              114,132       119,410
  Pool #D84075
    6.50%, 11/01/27               31,615        33,077
  Pool #E01071
    5.50%, 11/01/16              499,372       517,005
  Pool #E77808
    6.00%, 07/01/14            1,244,203     1,297,853
  Pool #E81217
    7.00%, 09/01/15              110,827       117,718
  Pool #G01035
    6.00%, 05/01/29            1,955,153     2,024,189

                              PRINCIPAL
                                AMOUNT        VALUE
------------------------------------------------------
  Pool #G01477
    6.00%, 12/01/32           $2,608,527   $ 2,695,730
  Pool #M90724
    5.50%, 05/01/07              970,919     1,000,047
                                           -----------
                                            13,612,071
                                           -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (14.1%)
  Pool #250551
    7.00%, 05/01/26              817,683       868,020
  Pool #251140
    7.00%, 08/01/27               54,849        58,191
  Pool #303585
    7.00%, 10/01/25               68,182        72,379
  Pool #313275
    7.50%, 04/01/26            1,005,434     1,078,328
  Pool #313644
    7.00%, 08/01/27               20,354        21,594
  Pool #323405
    7.50%, 10/01/28              972,095     1,042,572
  Pool #344263
    7.00%, 05/01/26               34,440        36,560
  Pool #346330
    7.00%, 05/01/26              323,134       343,026
  Pool #369427
    7.00%, 01/01/27               24,846        26,376
  Pool #381100
    5.77%, 01/01/09              936,134     1,022,726
  Pool #394444
    7.00%, 07/01/27              145,940       154,832
  Pool #396535
    7.00%, 11/01/27               73,582        78,065
  Pool #532574
    8.00%, 06/01/15              378,374       405,567
  Pool #534157
    7.50%, 04/01/30                2,559         2,732
  Pool #535469
    6.50%, 07/01/30              453,408       473,245
  Pool #545691
    6.50%, 06/01/32            1,864,103     1,943,905
  Pool #547005
    7.50%, 07/01/30                2,624         2,801
  Pool #550792
    7.50%, 10/01/30               13,391        14,295
  Pool #552555
    7.50%, 09/01/30                2,142         2,287
  Pool #556077
    7.50%, 11/01/30               86,073        91,883

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.
 18

INVESTMENT GRADE BOND FUND
SCHEDULE OF PORTFOLIO INVESTMENTS -- continued
SEPTEMBER 30, 2003

                              PRINCIPAL
                                AMOUNT        VALUE
------------------------------------------------------
  Pool #556340
    6.00%, 07/01/13           $  819,435   $   857,588
  Pool #561744
    8.50%, 12/01/30            1,342,031     1,447,715
  Pool #569582
    6.50%, 04/01/31              519,350       541,583
  Pool #610107
    6.50%, 10/01/31              455,101       474,583
  Pool #671779
    5.50%, 12/01/32            3,711,547     3,790,013
  Pool #683235
    5.25%, 05/01/12*           3,375,853     3,465,785
  Pool #694370
    5.00%, 03/01/33            3,968,369     3,972,060
                                           -----------
                                            22,288,711
                                           -----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (9.5%)
  Series I, Pool #354602
    7.00%, 06/15/23              199,957       214,204
  Series I, Pool #437447
    7.00%, 11/15/12              318,592       340,393
  Series I, Pool #458347
    7.00%, 11/15/12               95,429       101,960
  Series I, Pool #609383
    5.50%, 04/15/33            5,000,000     5,131,250
  Series I, Pool #780204
    7.00%, 07/15/25              458,437       490,239
  Series I, Pool #780717
    7.00%, 02/15/28              575,441       613,201
  Series II, Pool #2118
    7.50%, 11/20/25               22,331        23,838
  Series II, Pool #2271
    8.50%, 08/20/26               46,079        49,967
  Series II, Pool #2473
    7.50%, 08/20/27              167,175       177,832
  Series II, Pool #2474
    8.00%, 08/20/27              206,344       221,754
  Series II, Pool #2498
    7.50%, 10/20/27              114,331       121,620
  Series II, Pool #2516
    6.50%, 11/20/12              280,060       296,774
  Series II, Pool #2562
    6.00%, 03/20/28               38,254        39,750
  Series II, Pool #2576
    6.00%, 04/20/28            1,787,385     1,857,200

                              PRINCIPAL
                                AMOUNT        VALUE
------------------------------------------------------
  Series II, Pool #2657
    6.00%, 10/20/28           $  313,551   $   325,809
  Series II, Pool #2671
    6.00%, 11/20/28              673,715       700,030
  Series II, Pool #2687
    6.00%, 12/20/28              336,284       349,419
  Series II, Pool #3414
    5.00%, 07/20/33            3,978,551     3,983,524
                                           -----------
                                            15,038,764
------------------------------------------------------
TOTAL MORTGAGE BACKED SECURITIES            50,939,546
------------------------------------------------------
U.S. GOVERNMENT SPONSORED ENTERPRISE &
AGENCY DEBENTURES (22.0%)

FEDERAL FARM CREDIT BANK (2.3%)
  9.20%, 08/22/05                100,000       114,214
  6.30%, 12/03/13              3,000,000     3,480,000
                                           -----------
                                             3,594,214
                                           -----------
FEDERAL HOME LOAN BANK (4.7%)
  6.05%, 03/29/04*               750,000       790,313
  5.88%, 02/23/06              1,110,000     1,214,751
  2.25%, 05/15/06              2,000,000     2,012,370
  5.66%, 12/18/08              1,150,000     1,160,960
  5.75%, 05/15/12              2,000,000     2,211,169
                                           -----------
                                             7,389,563
                                           -----------
FEDERAL HOME LOAN MORTGAGE CORPORATION (3.5%)
  3.50%, 09/15/07              2,000,000     2,059,080
  5.75%, 04/15/08              1,000,000     1,117,023
  6.63%, 09/15/09              1,000,000     1,166,250
  6.88%, 09/15/10              1,000,000     1,185,518
                                           -----------
                                             5,527,871
                                           -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (8.0%)
  6.60%, 07/16/07              2,000,000     2,089,400
  5.25%, 01/15/09              1,000,000     1,095,900
  6.38%, 06/15/09              2,000,000     2,305,940
  6.63%, 09/15/09              4,000,000     4,664,427
  7.13%, 01/15/30              2,000,000     2,464,240
                                           -----------
                                            12,619,907
                                           -----------
STUDENT LOAN MARKETING ASSOCIATION (0.4%)
  8.44%, 12/01/16                450,000       623,178
                                           -----------

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

INVESTMENT GRADE BOND FUND
SCHEDULE OF PORTFOLIO INVESTMENTS -- continued
SEPTEMBER 30, 2003

                              PRINCIPAL
                                AMOUNT        VALUE
------------------------------------------------------
TENNESSEE VALLEY AUTHORITY (1.6%)
Tennessee Valley Authority
  5.98%, 04/01/36             $1,650,000   $ 1,843,875
Tennessee Valley Authority
  Global
  6.75%, 11/01/25                500,000       596,875
                                           -----------
                                             2,440,750
                                           -----------
U.S. GOVERNMENT GUARANTEED SECURITY (1.5%)
El Salvador Aid
  6.30%, 11/01/05              1,953,811     2,111,242
Guaranteed Export Trust,
  Series 96-A
  6.55%, 06/15/04                211,751       216,198
                                           -----------
                                             2,327,440
------------------------------------------------------
TOTAL U.S. GOVERNMENT SPONSORED
  ENTERPRISE & AGENCY DEBENTURES            34,522,923
------------------------------------------------------

U.S. TREASURY DEBENTURES (11.4%)

INTEREST ONLY STRIPPED SECURITIES (0.0%)
U.S. Treasury, 0.00%,
  02/15/19                      100,000         45,765
                                          ------------
U.S. TREASURY BONDS (4.2%)
  12.00%, 05/15/05              160,000        187,731
  8.88%, 02/15/19               500,000        733,770
  8.75%, 05/15/20             2,000,000      2,933,282
  6.25%, 08/15/23             1,000,000      1,169,330
  5.38%, 02/15/31             1,500,000      1,610,145
                                          ------------
                                             6,634,258
                                          ------------

                             SHARES OR
                             PRINCIPAL
                               AMOUNT        VALUE
------------------------------------------------------
U.S. TREASURY NOTES (7.2%)
  3.00%, 11/15/07            $3,000,000   $  3,062,670
  5.75%, 08/15/10             3,000,000      3,435,588
  5.00%, 08/15/11               530,000        579,894
  4.25%, 08/15/13             4,000,000      4,100,000
                                          ------------
                                            11,178,152
------------------------------------------------------
TOTAL U.S. TREASURY DEBENTURES              17,858,175
------------------------------------------------------
INVESTMENT COMPANY (1.7%)

Eureka Prime Money Market
  Fund-Trust Class            2,707,923      2,707,923
------------------------------------------------------
TOTAL INVESTMENTS (COST $150,279,710)
  (a) -- 99.7%                             156,766,220
OTHER ASSETS IN EXCESS OF
  LIABILITIES -- 0.3%                          506,961
------------------------------------------------------
NET ASSETS -- 100.0%                      $157,273,181
------------------------------------------------------

---------------

(a) Represents cost for financial reporting purposes, and is substantially the same as cost for federal income tax purposes, and differs from value basis by unrealized appreciation/depreciation of securities as follows:

Unrealized appreciation....   $6,825,710
Unrealized depreciation....     (339,200)
                              ----------
Net unrealized
  appreciation.............   $6,486,510
                              ==========

* Denotes variable rate security. Rate presented represents rate in effect on September 30, 2003. Maturity date reflects next rate change date.

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.
 20

GLOBAL FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
SEPTEMBER 30, 2003

                               SHARES         VALUE
------------------------------------------------------
COMMON STOCK (78.0%)

ADVERTISING & MARKETING (0.1%)
Publicis Groupe                      300   $     8,238
WPP Group PLC                      2,800        23,609
                                           -----------
                                                31,847
                                           -----------
AEROSPACE & MILITARY TECHNOLOGY (0.5%)
British Aerospace PLC              8,917        24,889
European Aeronautic Defence
  and Space Co.                      700        10,793
General Dynamics Corp.             1,900       148,314
                                           -----------
                                               183,996
                                           -----------
AIRPORTS (0.1%)
BAA PLC                            2,800        21,585
                                           -----------

AUTOMOTIVE (1.6%)
Bridgestone Corp.                  2,000        26,765
Continental AG                       400        11,543
DaimlerChrysler AG                 1,674        58,484
Denso Corp.                        1,200        23,739
Fiat SPA *                         1,100         8,698
Harley-Davidson, Inc.                200         9,640
Honda Motor Company, Ltd.          1,500        60,019
Magna International, Inc.,
  Class A                            200        14,450
Michelin (CGDE), Class B             400        14,874
Nissan Motors                      5,800        62,561
PACCAR, Inc.                       1,000        74,690
PSA Peugeot Citroen                  420        17,848
Renault SA                           370        21,889
Toyota Motor Corp.                 5,300       155,609
Volkswagen AG                        600        26,796
Volvo AB, Class A                    400         8,713
Volvo AB, Class B                    500        11,570
                                           -----------
                                               607,888
                                           -----------
BEVERAGES & TOBACCO (2.6%)
Altadis SA                           900        22,167
Altria Group, Inc.                 2,800       122,640
Anheuser Busch Companies,
  Inc.                               800        39,472
Asahi Breweries, Ltd.              2,000        14,752
British American Tobacco
  PLC                              3,474        37,314
Cadbury Schweppes PLC              6,306        38,764
Coca Cola Amatil, Ltd.             2,900        11,228
Coca-Cola Co.                      5,200       223,393
Coca-Cola Enterprises,
  Inc.                             2,200        41,932
Diageo PLC                         6,852        73,939

                               SHARES         VALUE
------------------------------------------------------
Heineken NV                          500   $    18,161
Imperial Tobacco Group PLC         1,000        16,298
Interbrew                            300         7,469
Ito En, Ltd.                         100         4,091
Kirin Brewery Company,
  Ltd.                             3,000        22,960
LVMH (Louis Vuitton Moet
  Hennessy)                          320        19,881
Pepsi Bottling Group, Inc.         2,100        43,218
PepsiCo, Inc.                      4,100       187,903
Pernod-Ricard SA                     235        22,249
SABMiller PLC                      2,000        15,650
Scottish & Newcastle PLC           1,400         8,193
                                           -----------
                                               991,674
                                           -----------
CHEMICALS (1.1%)
Akzo Nobel                           580        18,082
Asahi Kasei Corp.                  4,000        15,074
Ciba Specialty Chemicals AG          200        13,562
E. I. du Pont de Nemours
  and Co.                          1,900        76,019
Eastman Chemical Co.               1,900        63,650
Henkel KGaA, Vorzug                  150        10,175
Hercules, Inc. *                   1,300        14,729
Imperial Chemical
  Industries PLC                   3,700        10,189
International Flavors &
  Fragrances, Inc.                   400        13,232
L'Air Liquide                        196        27,687
Lonza Group AG                       214        10,031
Mitsubishi Chemical Corp.          7,000        15,226
Mitsui Chemicals, Inc.             2,000        11,547
NOVA Chemicals Corp.                 300         6,136
Potash Corp. of
  Saskatchewan                       200        14,179
Shin-Etsu Chemical Co.               700        26,317
Solvay SA                            110         7,846
Syngenta AG, Registered              295        15,994
Takeda Chemical Industries         1,500        54,648
                                           -----------
                                               424,323
                                           -----------
COMPUTERS (6.5%)
ATI Technologies, Inc. *             600         8,955
Business Objects SA *                200         5,068
Cap Gemini SA *                      220         9,121
Cisco Systems, Inc. *             13,900       271,606
Dassault Systemes SA                 100         3,505
Dell, Inc. *                       4,500       150,255
EMC Corp. *                        2,200        27,786
Fujitsu, Ltd.                      5,000        26,138
Gateway, Inc. *                    4,300        24,338
Hewlett-Packard Co.                  300         5,808

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

GLOBAL FUND
SCHEDULE OF PORTFOLIO INVESTMENTS -- continued
SEPTEMBER 30, 2003

                               SHARES         VALUE
------------------------------------------------------
IBM Corp.                          4,500   $   397,485
Intel Corp.                       12,600       346,626
Intuit, Inc. *                     1,400        67,536
Meitec Corp.                         200         7,340
Microsoft Corp.                   26,400       733,657
Misys PLC                          2,100         9,856
NTT Data Corp.                         2         8,396
Oracle Corp. *                    16,200       181,764
PeopleSoft, Inc. *                   700        12,733
SAP AG                               370        45,243
Seagate Technology, Inc.
  Escrow Shares *                  1,700             0
Texas Instruments, Inc.            8,400       191,520
TietoEnator Oyj                      300         6,061
                                           -----------
                                             2,540,797
                                           -----------
CONSTRUCTION (0.5%)
Actividades de Construccion
  y Servicios SA                     400        16,942
Berkeley Group PLC                   500         6,525
Bouygues SA                          400        10,532
Compagnie de Saint-Gobain            680        24,999
Compagnie Francaise
  d'Etudes et de
  Construction SA (Technip)           60         5,876
Daiwa House Industry
  Company, Ltd.                    2,000        18,243
Fomento de Construcciones y
  Contratas SA                       300         9,262
Grupo Dragados SA                    400         8,189
Hanson PLC                         2,500        15,835
Imerys                                20         3,692
Italcementi SPA                      600         6,896
Obayashi Corp.                     3,000        12,219
Rinker Group, Ltd.                 3,300        12,933
Sekisui House, Ltd.                1,000         9,041
Skanska AB, Class B                1,800        11,449
Vinci SA                             240        17,287
                                           -----------
                                               189,920
                                           -----------
CONSUMER GOODS & SERVICES (4.0%)
Adidas-Salomon AG                    100         8,676
Beiersdorf AG                         20         2,539
Black & Decker Corp.               1,200        48,660
Clorox Co.                           600        27,522
Electrolux AB, Class B               600        13,070
Essilor International SA             400        17,301
Gillette Co.                       9,400       300,612
Givaudan SA, Registered               20         8,466
KAO Corp.                          1,000        21,125

                               SHARES         VALUE
------------------------------------------------------
L'Oreal SA                           490   $    33,467
Luxottica Group SPA                1,100        15,667
Matsushita Electric
  Industrial Co.                   5,576        67,133
Mattel, Inc.                      10,800       204,768
Maytag Corp.                       1,900        47,443
Nintendo Company, Ltd.               100         8,378
Procter & Gamble Co.               5,200       482,663
Reckitt Benckiser PLC                700        14,072
Secom Company, Ltd.                  500        18,798
Securitas AB, Class B                900        10,937
Shiseido Company, Ltd.             1,000        11,404
Societe BIC SA                       300        12,787
Sony Corp.                         1,600        55,856
Uni-Charm Corp.                      100         4,726
Unilever NV -- CVA                 1,083        63,691
Unilever PLC                       7,235        61,784
                                           -----------
                                             1,561,545
                                           -----------
CONTAINERS (0.8%)
Amcor, Ltd.                        1,600         9,422
Ball Corp.                         3,200       172,800
Bemis Company, Inc.                2,400       106,320
Rexam PLC                          1,300         8,574
                                           -----------
                                               297,116
                                           -----------
DIVERSIFIED (2.5%)
3M Co.                             1,400        96,698
BASF AG                            1,145        49,816
Bayer AG                           1,900        40,934
Bombardier, Inc., Class B          3,300        13,866
Brambles Industries PLC            3,300         9,307
Brambles Industries, Ltd.          5,008        15,898
Broken Hill Proprietary
  Company, Ltd.                   11,762        84,069
Bunzl PLC                          1,400        10,606
Compagnie Financiere
  Richemont AG, Class A            1,400        27,828
General Electric Co.              12,300       366,663
Groupe Bruxelles Lambert SA          250        11,980
Hutchison Whampoa                  4,400        32,103
Mitsubishi Corp.                   3,000        25,699
Mitsui & Company, Ltd.             4,000        27,105
Power Corp. of Canada                600        18,723
Preussag AG                          500         8,303
Reed International PLC             3,100        24,245
Rentokil Initial PLC               6,258        22,172
Smiths Industries PLC                900        10,003
Sumitomo Corp.                     3,000        17,885
Swire Pacific, Ltd., Class
  A                                3,500        20,655

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.
 22

GLOBAL FUND
SCHEDULE OF PORTFOLIO INVESTMENTS -- continued
SEPTEMBER 30, 2003

                               SHARES         VALUE
------------------------------------------------------
Wesfarmers, Ltd.                     600   $    11,014
Wharf Holdings, Ltd.               5,700        14,869
                                           -----------
                                               960,441
                                           -----------
E-COMMERCE (0.5%)
Amazon.com, Inc. *                 2,500       120,900
InterActiveCorp *                  1,400        46,270
VeriSign, Inc. *                   1,800        24,246
                                           -----------
                                               191,416
                                           -----------
ELECTRICAL & ELECTRONIC (1.7%)
Advantest Corp.                      100         6,633
Alps Electric Company,
  Ltd.                             1,000        16,220
Applied Micro Circuits
  Corp. *                            300         1,461
ASML Holding NV *                  1,200        15,721
Casio Computer Company,
  Ltd.                             1,000         7,644
Electrocomponents PLC              1,300         6,944
Fanuc, Ltd.                          200        12,120
Hirose Electric Company,
  Ltd.                                60         6,150
Hitachi, Ltd.                      8,000        44,399
Infineon Technologies AG *           900        11,718
Johnson Electric Holdings,
  Ltd.                             8,000        12,294
Keyence Corp.                         80        16,986
Kyocera Corp.                        300        17,724
Mitsubishi Electric Corp.          6,000        25,082
Murata Manufacturing
  Company, Ltd.                      400        20,624
NEC Corp.                          4,000        30,077
Nitto Denko Corp.                    400        17,294
Omron Corp.                          900        18,449
Philips Electronics NV             2,482        56,247
Pioneer Corp.                        400         9,900
Rohm Company, Ltd.                   100        12,979
Sagem SA                              10           937
Sanyo Electric Company,
  Ltd.                             5,000        20,901
Sharp Corp.                        3,000        43,906
Siemens AG                         1,497        88,910
STMicroelectronics NV              1,200        28,997
Sumitomo Electric
  Industries, Ltd.                 2,000        16,650
Taiyo Yuden Company, Ltd.          1,000        12,586
TDK Corp.                            200        11,869
Tokyo Electron, Ltd.                 300        19,926
Toshiba Corp.                      8,000        33,657

                               SHARES         VALUE
------------------------------------------------------
Venture Manufacturing
  (Singapore), Ltd.                1,000   $    11,570
Yokogawa Electric Corp.            1,000         9,578
                                           -----------
                                               666,153
                                           -----------
FINANCE & BANKING (14.3%)
3i Group PLC                         900         8,901
77 Bank, Ltd.                     10,000        54,066
ABN Amro Holding NV                3,548        65,489
Acom Company, Ltd.                    90         4,036
Aiful Corp.                           50         3,017
Allied Irish Bank PLC              2,500        36,829
AmSouth Bancorp                    1,400        29,708
Amvescap PLC                       1,600        12,108
Australia & New Zealand
  Banking Group, Ltd.              3,900        47,383
Banca Fideuram SPA                 1,600         9,316
Banca Intesa SPA                  13,017        39,413
Banche Popolari Unite Scrl
  *                                2,000        29,114
Banco Bilbao Vizcaya               7,831        80,800
Banco Comercial Portugues
  SA, Registered                   4,900        10,214
Banco Espirito Santo SA,
  Registered                         900        13,101
Banco Popolare di Verona e
  Novara Scrl *                    1,400        19,695
Banco Santander Central
  Hispano SA                      11,140        94,444
Bank of America Corp.              1,936       151,085
Bank of East Asia                  7,600        19,530
Bank of Ireland                    2,400        28,676
Bank of Montreal                   1,200        41,519
Bank of Nova Scotia                1,100        51,436
Bank of Yokohama, Ltd.             4,000        15,253
Bank One Corp.                     4,500       173,925
Barclays PLC                      14,100       108,168
Bayerische Hypo-und
  Vereinsbank AG                     973        16,543
Bear Stearns Companies,
  Inc.                             2,500       187,000
BNP Paribas SA (b)                   800        39,222
Canadian Imperial Bank of
  Commerce                           700        28,691
Charles Schwab Corp.              10,000       119,100
Citigroup, Inc.                    6,800       309,469
Close Brothers Group PLC             200         2,376
Commonwealth Bank of
  Australia                        1,200        22,498
Countrywide Credit
  Industries, Inc.                 4,600       360,089
Credit Saison Company,
  Ltd.                               500        10,428

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

GLOBAL FUND
SCHEDULE OF PORTFOLIO INVESTMENTS -- continued
SEPTEMBER 30, 2003

                               SHARES         VALUE
------------------------------------------------------
Credit Suisse Group                2,400   $    76,783
Daiwa Securities Group,
  Inc.                             3,000        20,275
Danske Bank A/S                    1,300        24,772
DBS Group Holdings, Ltd.           3,198        23,866
Deutsche Bank AG                     930        56,426
Dexia                              1,300        18,954
Dexia-Strip VVPR *                 2,560            30
Federated Investors, Inc.,
  Class B                          5,900       163,430
Fifth Third Bancorp                1,400        77,378
Fortis                             2,420        41,174
Freddie Mac                        3,500       183,225
Golden West Financial
  Corp.                            1,200       107,412
H&R Block, Inc.                    3,000       129,450
Hang Seng Bank, Ltd.               1,200        14,721
HBOS PLC                           6,375        72,869
HSBC Holdings PLC                 16,900       222,797
ING Groep NV                       3,508        64,261
Irish Life & Permanent PLC           700         9,187
Jafco Company, Ltd.                  100         7,850
Janus Capital Group, Inc.         10,200       142,494
KBC Bancassurance Holding            300        11,424
Lehman Brothers Holdings,
  Inc.                               600        41,448
Lend Lease Corporation,
  Ltd.                             2,700        18,823
Lloyds TSB Group PLC              14,176        97,446
Man Group PLC                        100         2,166
Mediobanca SPA                     1,100        10,645
Mellon Financial Corp.               600        18,084
Mitsubishi Tokyo Financial
  Group, Inc. (MTFG)                   5        31,554
Mizuho Financial Group,
  Inc.                                 9        20,141
National Australia Bank,
  Ltd.                             1,100        22,932
National Bank of Canada              800        21,597
National Bank of Greece SA         1,500        30,430
National City Corp.                1,500        44,190
Nikko Securities Company,
  Ltd.                             2,000        10,634
Nomura Securities Company,
  Ltd.                             5,000        80,562
Nordea AB                          6,000        34,206
Orix Corp.                           100         7,815
Oversea-Chinese Banking
  Corporation, Ltd.                3,000        19,438
Power Financial Corp.                400        13,072
Promise Company, Ltd.                150         6,579
Provident Financial PLC              900         9,644
Royal Bank of Canada               1,500        66,082
Royal Bank of Scotland
  Group PLC                        4,000       101,678

                               SHARES         VALUE
------------------------------------------------------
San Paolo-IMI SPA                  3,335   $    33,245
Shizuoka Bank                      2,000        14,447
Skandiaviska Enskilda
  Banken                           1,500        16,386
Societe Generale, Class A            560        37,303
Softbank Corp.                       500        21,125
State Street Corp.                 3,100       139,500
Sumitomo Mitsui Financial
  Group, Inc.                          6        24,169
Sumitomo Trust & Banking           4,000        19,478
Sun Life Financial Services
  of Canada, Inc.                  1,500        32,513
Suncorp-Metway, Ltd.               1,400        11,305
Svenska Handelsbanken,
  Class A                            900        15,300
Svenska Handelsbanken,
  Class B                            600         9,851
Takefuji Corp.                       140         8,960
U.S. Bancorp                       6,300       151,137
UBS AG, Registered                 2,238       125,576
UFJ Holdings, Inc.                     7        27,508
Unicredito Italiano SPA           10,300        48,699
United Overseas Bank, Ltd.         4,256        32,993
Wachovia Corp.                     1,000        41,190
Washington Mutual, Inc.              800        31,496
Wells Fargo & Co.                  4,600       236,901
Westfield Holdings, Ltd.           2,000        19,223
Westpac Banking Corp.              6,600        72,369
                                           -----------
                                             5,591,260
                                           -----------
FOOD (1.8%)
Ajinomoto Company, Inc.            2,000        20,570
Autogrill SPA                      1,300        16,123
Carrefour SA                       1,080        54,333
Compass Group PLC                  6,437        37,110
Darden Restaurants, Inc.           1,500        28,500
Etablissements Economiques
  du Casino Guichard-
  Perrachon SA                        90         7,981
Groupe Danone                        230        35,088
Jeronimo Martins SGPS SA *         1,200         9,447
Katokichi Company, Ltd.              600         9,979
Kellogg Co.                          200         6,670
Kerry Group PLC, Class A           1,000        16,886
Koninklijke Ahold NV               1,600        15,260
Loblaw Companies, Ltd.               200         8,930
Mitchells & Butlers PLC *          2,452         9,349
Nestle SA, Registered                725       167,169
Nissin Food Products
  Company, Ltd.                      700        16,605
Orkla ASA, Class A                   600        11,777

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.
 24

GLOBAL FUND
SCHEDULE OF PORTFOLIO INVESTMENTS -- continued
SEPTEMBER 30, 2003

                               SHARES         VALUE
------------------------------------------------------
Safeway PLC                        2,500   $    11,526
Sainsbury (J) PLC                  4,344        19,576
Sara Lee Corp.                     5,600       102,817
Sodexho Alliance SA                  200         5,445
Tesco PLC                         18,648        74,666
Whitbread PLC                        900        10,414
                                           -----------
                                               696,221
                                           -----------
HEALTH CARE (3.2%)
Amersham PLC                       1,900        16,352
Amgen, Inc. *                      1,200        77,484
Baxter International, Inc.         1,200        34,872
Becton, Dickinson and Co.          1,100        39,732
Biomet, Inc.                         800        26,888
Fresenius Medical Care AG            170         9,780
HCA, Inc.                          1,700        62,662
Johnson & Johnson                  7,904       391,406
McKesson, Inc.                     2,800        93,212
Smith & Nephew PLC                 2,400        15,790
Synthes-Stratec, Inc.                  2         1,772
Tenet Healthcare Corp. *           5,000        72,400
Terumo Corp.                         800        15,432
UnitedHealth Group, Inc.           3,000       150,960
William Demant Holding A/S
  *                                  300         8,798
Zimmer Holdings, Inc. *            4,100       225,910
                                           -----------
                                             1,243,450
                                           -----------
INSURANCE (3.9%)
Aegon NV                           3,491        40,614
Aetna, Inc.                          600        36,618
AFLAC, Inc.                          700        22,610
Alleanza Assicurazioni SPA
  *                                1,300        12,520
Allianz AG, Registered               395        34,592
Allstate Corp.                     4,800       175,344
AMP, Ltd.                          3,700        16,679
Assicurazioni Generali             1,770        39,947
Axa                                3,600        60,664
CGU PLC                            5,124        39,756
Cigna Corp.                        1,000        44,650
Corporacion Mapfre SA              1,000        10,912
Fairfax Financial Holdings,
  Ltd.                                20         3,120
Great-West Lifeco, Inc.              174         5,216
Hartford Financial Services
  Group, Inc.                      7,200       378,935
Legal & General Group PLC         17,000        26,055
Manulife Financial Corp.           1,100        31,815
Marsh & McLennan Companies,
  Inc.                               400        19,044
Millea Holdings, Inc.                  1        11,279

                               SHARES         VALUE
------------------------------------------------------
Mitsui Sumitomo Insurance
  Company, Ltd.                    4,000   $    29,074
Muenchener Rueckver AG,
  Registered                         140        13,904
Prudential PLC                     5,300        36,168
QBE Insurance Group, Ltd.          1,500        10,112
RAS SPA                            1,200        18,307
Royal & Sun Alliance
  Insurance Group PLC              4,545         6,097
SAFECO Corp.                       9,000       317,339
Sampo Oyj, A Shares                1,200         9,712
Skandia Forsakrings AB             3,400        10,725
Sompo Japan Insurance,
  Inc.                             1,000         7,233
Swiss Re, Registered                 430        27,319
Zurich Financial Services
  AG                                 211        26,363
                                           -----------
                                             1,522,723
                                           -----------
MANUFACTURING (3.0%)
Abitibi-Consolidated, Inc.         1,384         9,723
Arcelor                              900        10,942
Asahi Glass Company, Ltd.          2,000        13,767
Assa Abloy AB, Class B             1,000         8,791
Atlas Copco AB, Class A              300         8,804
Avery Dennison Corp.               1,800        90,936
Boehler-Uddeholm AG                  380        20,356
BPB PLC                            1,400         7,420
Canon, Inc.                        1,000        48,874
CRH PLC                            1,200        21,409
Daikin Industries, Ltd.            1,000        20,006
Deere & Co.                        4,000       213,239
Eaton Corp.                        1,100        97,481
Fuji Photo Film Co.                1,000        29,360
GKN PLC                            3,300        13,172
Holcim, Ltd., Registered             375        15,107
Hoya Corp.                           100         7,743
JFE Holdings, Inc.                 1,250        27,302
Komatsu, Ltd.                      2,000        10,419
Komori Corp.                       1,000        11,297
Konica Minolta Holdings,
  Inc.                             1,000        13,230
Kubota Corp.                       4,000        13,785
LaFarge                              250        16,202
Linde AG                             300        12,298
MAN AG                               300         6,393
Mitsubishi Heavy
  Industries, Ltd.                 9,000        26,102
Nidec Corp.                          100         8,298
Nikon Corp.                        1,000        13,875
Norske Skogsindustrier ASA           700        11,558
Olympus Optical Company,
  Ltd.                             1,000        23,811

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

GLOBAL FUND
SCHEDULE OF PORTFOLIO INVESTMENTS -- continued
SEPTEMBER 30, 2003

                               SHARES         VALUE
------------------------------------------------------
Orica, Ltd.                        2,800   $    22,742
Pechiney SA, Class A                 260        14,307
Ricoh Company, Ltd.                2,000        35,626
RMC Group PLC                      1,000         9,902
Sandvik AB                           550        15,074
Sapa AB                              500        11,247
Schindler Holding AG                  10         2,143
Schneider Electric SA                300        15,547
Sembcorp Industries, Ltd.         18,209        13,273
Shimano, Inc.                        600        11,332
SKF AB, B Shares                     200         6,309
Sulzer AG, Registered                 20         3,809
Svenska Cellulosa AB, Class
  B                                  300        10,859
ThyssenKrupp AG                    1,250        16,726
Titan Cement Co. SA                  300        10,635
Tostem Corp.                       1,000        17,831
Toyo Seikan Kaisha, Ltd.           1,000        11,118
Toyoda Automatic Loom
  Works, Ltd.                        800        15,038
UPM-Kymmene Oyj                    1,200        20,109
Ushio, Inc.                        1,000        14,609
Valeo SA                             200         7,302
Veba AG                              850        41,475
                                           -----------
                                             1,158,713
                                           -----------
METALS & MINING (0.5%)
Alcan, Inc.                          700        27,181
Barrick Gold Corp.                 1,400        26,383
BHP Billiton PLC                   6,066        40,262
Inco, Ltd. *                         500        13,887
Noranda, Inc.                      1,300        13,391
Placer Dome, Inc.                    900        12,378
Rio Tinto PLC, Registered          1,016        21,657
Rio Tinto, Ltd.                      200         4,450
WMC Resources, Ltd. *              4,200        12,565
WMC, Ltd.                          4,200        14,498
                                           -----------
                                               186,652
                                           -----------
MULTIMEDIA (2.0%)
British Sky Broadcasting
  PLC *                            2,300        23,481
Granada PLC                        8,037        12,485
Lagardere S.C.A.                     200         9,060
McGraw-Hill Companies,
  Inc.                             3,200       198,817
Mediaset SPA                       2,100        19,222
Meredith Corp.                     3,300       152,361
News Corporation, Ltd.             3,200        26,034
Pearson PLC                          963         9,124
Publishing & Broadcasting          3,100        23,206
Reuters Group PLC                  4,055        14,299

                               SHARES         VALUE
------------------------------------------------------
Shaw Communications, Inc.,
  Class B                            600   $     7,314
Societe Television
  Francaise 1                        300         8,884
Thomson                              500         8,711
Toho Company, Ltd.                 1,200        14,609
Toppan Printing Company,
  Ltd.                             2,000        16,488
Viacom, Inc., Class B              4,900       187,671
Vivendi Universal SA *             2,301        40,730
Yamaha Corp.                         500         9,466
                                           -----------
                                               781,962
                                           -----------
OIL & GAS (6.2%)
Anadarko Petroleum Corp.             800        33,408
Australian Gas Light
  Company, Ltd.                    1,800        12,939
BG Group PLC                       9,765        41,046
BJ Services Co. *                  2,100        71,757
BP Amoco PLC                      46,852       321,479
Canadian Natural Resources,
  Ltd.                               200         8,239
Devon Energy Corp.                 3,000       144,570
ENI SPA                            5,700        87,090
Exxon Mobil Corp.                 23,584       863,173
Hong Kong & China Gas             18,210        24,456
IHC Caland NV                        170         8,750
Imperial Oil, Ltd.                   400        15,058
Nabors Industries, Ltd. *            200         7,452
Nexen, Inc.                          200         5,447
Nippon Oil Corp.                   3,000        13,212
Osaka Gas Company, Ltd.            6,000        16,381
PanCanadian Energy Corp.           1,156        41,890
Petro-Canada                         500        19,449
Precision Drilling Corp. *           100         3,782
Royal Dutch Petroleum              3,417       150,058
Santos, Ltd.                       2,700        10,453
Shell Transportation &
  Trading Co. PLC                 22,973       141,792
Suncor Energy, Inc.                1,200        22,169
Talisman Energy, Inc.                200         9,500
Tokyo Gas Company, Ltd.            9,000        29,889
TonenGeneral Sekiyu K.K.           1,000         7,573
Total SA, Class B                  1,157       174,621
Total SA-Strip VVPR *                180             2
Unocal Corp.                       3,100        97,712
Woodside Petroleum, Ltd.           2,300        20,861
                                           -----------
                                             2,404,208
                                           -----------
PAPER PRODUCTS (0.0%)
Oji Paper Company, Ltd.            3,000        16,730
                                           -----------

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.
 26

GLOBAL FUND
SCHEDULE OF PORTFOLIO INVESTMENTS -- continued
SEPTEMBER 30, 2003

                               SHARES         VALUE
------------------------------------------------------
PHARMACEUTICALS (6.0%)
Abbott Laboratories                3,800   $   161,690
Altana AG *                          180        11,403
Astrazeneca Group PLC              2,750       116,140
Aventis SA                         1,255        65,110
Biovail Corp. *                      300        11,171
Bristol-Myers Squibb Co.           1,600        41,056
Cardinal Health, Inc.              1,150        67,149
Chugai Pharmaceutical
  Company, Ltd.                      700         8,728
CSL, Ltd.                            800         8,691
Daiichi Pharmaceutical
  Company, Ltd.                    1,000        16,202
Eisai Company, Ltd.                  600        14,018
Eli Lilly and Co.                  1,100        65,340
Fujisawa Pharmaceutical
  Company, Ltd.                      800        18,189
Genentech, Inc. *                  1,200        96,168
Gilead Sciences, Inc. *              300        16,779
GlaxoSmithKline PLC                9,918       205,807
MedImmune, Inc. *                  1,300        42,913
Merck & Company, Inc.             12,500       632,751
Novartis AG, Registered            4,960       191,925
Novo Nordisk A/S, Class B            580        21,376
Pfizer, Inc.                       3,850       116,963
Roche Holding AG, Bearer              10         1,231
Roche Holding AG,
  Genusschein                      1,320       109,450
Sankyo Company, Ltd.               1,100        16,040
Sanofi Synthelabo SA                 720        43,768
Schering AG                          400        17,329
Serono SA, Class B                    10         6,542
Shionogi & Company, Ltd.           1,000        17,366
Taisho Pharmacuetical
  Company, Ltd.                    1,000        15,728
UCB SA                               300         8,856
Wyeth                              3,100       142,910
Yamanouchi Pharmaceutical
  Company, Ltd.                      700        19,299
                                           -----------
                                             2,328,088
                                           -----------
PRINTING & PUBLISHING (0.4%)
Daily Mail and General
  Trust NV, Class A                  100           889
Dow Jones & Company, Inc.            700        33,145
Elsevier NV                        1,800        20,333
Singapore Press Holdings             648         6,860
Stora Enso Oyj, Registered
  Shares                           1,900        23,520
Thomson Corp.                        600        18,190

                               SHARES         VALUE
------------------------------------------------------
Tribune Co.                          400   $    18,360
VNU NV                               400        11,725
Wolters Kluwer                       880        12,626
                                           -----------
                                               145,648
                                           -----------
REAL ESTATE (0.6%)
British Land Co. PLC               1,200         9,839
Canary Wharf Group PLC *           3,300        14,803
Cheung Kong Holdings, Ltd.         4,000        31,638
Henderson Land Development
  Company, Ltd.                    3,000        12,591
Land Securities Group PLC            675         9,448
Metrovacesa SA                       258         7,058
MI Developements, Inc.,
  Class A *                          100         2,297
Mitsubishi Estate Company,
  Ltd.                             3,000        28,331
Mitsui Fudosan Company,
  Ltd.                             2,000        17,724
Simon Property Group, Inc.         1,000        43,579
Sun Hung Kai Properties            3,000        24,310
Union du Credit-Bail
  Immobilier (Unibail)               370        29,085
                                           -----------
                                               230,703
                                           -----------
RETAIL (3.2%)
Bed Bath & Beyond, Inc. *          1,600        61,088
Benetton Group SPA                   900         9,475
Boots Group PLC                    2,219        23,797
Coles Myer, Ltd.                   3,000        15,432
Colruyt NV                           100         8,629
CVS Corp.                            900        27,954
Dixons Group PLC                   6,600        14,748
Douglas Holding AG                   500        14,202
Gap, Inc.                         14,800       253,376
Great Universal Stores PLC         2,234        24,348
Hennes & Mauritz AB, Class
  B                                  900        20,419
Home Depot, Inc.                   4,400       140,140
Industria de Diseno Textil
  SA (Inditex)                       500        10,714
Ito-Yokado Company, Ltd.           1,000        33,299
Jusco Company, Ltd.                  600        15,790
Kesa Electricals PLC *             1,290         4,774
Kingfisher PLC                     5,647        24,487
Lawson, Inc.                         200         6,696
Marks & Spencer Group PLC          6,403        32,552
Marui Company, Ltd.                1,700        21,304
Metro AG                             400        14,440
Next PLC                             200         3,735
Pinault-Printemps-Redoute
  SA                                  10           821
SA D'Ieteren NV                       10         1,637

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

GLOBAL FUND
SCHEDULE OF PORTFOLIO INVESTMENTS -- continued
SEPTEMBER 30, 2003

                               SHARES         VALUE
------------------------------------------------------
Seven-Eleven Japan Company,
  Ltd.                             1,000   $    31,956
Staples, Inc. *                    1,200        28,500
Swatch Group AG, Registered          800        15,357
Wal-Mart Stores, Inc.              5,900       329,516
Woolworths, Ltd.                   4,600        36,490
Yamada Denki Company, Ltd.           300         8,862
                                           -----------
                                             1,234,538
                                           -----------
SERVICES (1.1%)
ABB, Ltd. *                        2,564        14,173
Adecco SA, Registered                250        12,352
Atos Origin SA *                      40         2,305
Capita Group PLC                   2,200         8,992
Dai Nippon Printing
  Company, Ltd.                    2,000        27,427
Deutsche Boerse AG                   200        10,132
Deutsche Post AG,
  Registered                         800        13,555
Equifax, Inc.                      6,600       146,982
First Data Corp.                   1,000        39,960
Hays PLC                           5,700        10,204
ISS A/S                               50         2,266
Itochu Corp.                       4,000        12,389
Kurita Water Industries,
  Ltd.                               800         9,589
Medco Health Solutions,
  Inc. *                             808        20,951
Moody's Corp.                        700        38,479
Sage Group PLC                     3,400         9,278
Severn Trent PLC                     900        10,041
SGS Societe Generale de
  Surveillance Holding SA,
  Registered                          10         5,210
Wolseley PLC                         600         7,000
Yahoo!, Inc. *                       300        10,614
                                           -----------
                                               411,899
                                           -----------
TELECOMMUNICATIONS (6.4%)
ADC Telecommunications,
  Inc.*                           47,700       111,141
Alcatel *                          2,950        34,938
AT&T Corp.                         2,740        59,047
Avaya, Inc. *                      4,800        52,320
BCE, Inc.                            300         6,480
BellSouth Corp.                    9,300       220,224
BT Group PLC                      22,166        66,288
CIENA Corp. *                      3,600        21,276
Comverse Technology, Inc. *        3,400        50,864
Deutsche Telecom AG,
  Registered *                     4,750        68,315
Ericsson LM AB, Class B *         33,000        48,207
France Telecom SA *                1,650        37,950

                               SHARES         VALUE
------------------------------------------------------
Hellenic Telecommunication
  Organization SA                    600   $     6,554
i-Cable Communications,
  Ltd.                               570           133
JDS Uniphase Corp. *              16,800        60,480
Koninklijke KPN NV *               4,704        35,224
Lucent Technologies, Inc. *       97,400       210,384
Mobistar SA *                        150         7,545
Nextel Communications,
  Inc., Class A *                  3,900        76,791
Nippon Telegraph &
  Telephone Corp.                      5        22,647
Nokia Oyj                          9,100       140,098
Nortel Networks Corp. *            9,528        39,187
NTT DoCoMo, Inc.                      30        73,312
Portugal Telecom SGPS SA           2,500        19,768
QUALCOMM, Inc.                     2,100        87,444
Qwest Communications
  International, Inc. *            8,500        28,900
Rogers Communications,
  Inc., Class B                      500         7,670
SBC Communications, Inc.          10,800       240,300
Singapore
  Telecommunications              11,900        11,428
Swisscom AG, Registered               13         3,790
Tele Danmark A/S                     210         6,455
Telecom Corp. of New
  Zealand                          2,700         8,275
Telecom Italia Mobile SPA          9,950        46,233
Telefonica SA                      8,798       103,892
Telia AB                           5,477        23,790
Telstra Corporation, Ltd.          8,500        27,270
Verizon Communications,
  Inc.                             3,300       107,052
Vodafone Group PLC               180,027       358,916
                                           -----------
                                             2,530,588
                                           -----------
TRANSPORTATION & SHIPPING (0.6%)
British Airways PLC *              3,500         9,667
Canadian National Railway
  Co.                                600        31,026
Compagnie Maritime Belge SA          200         9,875
CP Railway, Ltd.                     500        11,853
D/S Svendborg, Class B                 2        13,644
Deutsche Lufthansa AG,
  Registered                         500         6,551
East Japan Railway Co.                 3        14,528
Kinki Nippon Railway
  Company, Ltd. *                 10,300        33,745
Nippon Express Company,
  Ltd.                             3,000        12,541
Patrick Corporation, Ltd.            900         8,023
Peninsular and Oriental
  Steam Navigation Co.             4,250        17,511

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.
 28

GLOBAL FUND
SCHEDULE OF PORTFOLIO INVESTMENTS -- continued
SEPTEMBER 30, 2003

                               SHARES         VALUE
------------------------------------------------------
Swissair Group *                      90   $         0
TNT Post Group NV                    959        18,126
United Parcel Service,
  Inc., Class B                      200        12,760
West Japan Railway Co.                 1         3,840
Yamato Transport Company,
  Ltd.                             1,000        13,338
                                           -----------
                                               217,028
                                           -----------
TRAVEL & ENTERTAINMENT (0.3%)
Accor SA                             600        22,094
Cathay Pacific Airways,
  Ltd.                             5,000         8,458
Delta Air Lines, Inc.              1,000        13,300
Hilton Group PLC                   6,400        19,113
InterContinental Hotels
  Group PLC *                      2,452        19,554
Kuoni Reisen Holding AG,
  Registered                          10         2,832
Ryanair Holdings PLC *             1,000         6,638
Tokyu Corp.                        4,000        16,470
                                           -----------
                                               108,459
                                           -----------
UTILITIES (2.0%)
Ameren Corp.                         400        17,164
CenterPoint Energy, Inc.          15,000       137,551
Centrica PLC                      12,000        36,185
Chubu Electric Power
  Company, Inc.                      900        17,563
CLP Holdings, Ltd.                 7,300        32,051
DTE Energy Co.                     1,400        51,646
EDP -- Electricidade de
  Portugal SA                      4,900        11,241
Endesa SA                          1,400        21,635
Enel SPA                           5,000        31,093
Gas Natural SDG SA                   100         1,920
Hong Kong Electric Holdings        3,000        11,564
Iberdrola SA                       2,106        35,439
International Power PLC *          4,000         8,855
Kansai Electric Power
  Company, Inc.                    1,400        23,911
Kyushu Electric Power
  Company, Inc.                    1,000        16,426
National Grid Group PLC            8,474        54,274
Repsol SA                          1,950        32,042
RWE AG                               650        17,259
Scottish and Southern
  Energy PLC                       1,900        19,192
Scottish Power PLC                 5,400        31,513
Southern Co.                       1,800        52,776
Suez SA                            2,260        35,873

                               SHARES         VALUE
------------------------------------------------------
Tohoku Electric Power
  Company, Inc.                      900   $    14,131
Tokyo Electric Power
  Company, Inc.                    1,700        36,369
Union Electrica Fenosa SA            600         9,922
United Utilities PLC               2,100        16,014
                                           -----------
                                               773,609
------------------------------------------------------
TOTAL COMMON STOCK                          30,251,180
------------------------------------------------------
PREFERRED STOCK (0.1%)

CONSUMER GOODS & SERVICES (0.0%)
Wella AG                              40         3,121
                                           -----------

INSURANCE (0.0%)
Great-West Lifeco, Inc.,
  4.80%, Series E                     26           509
Great-West Lifeco, Inc.,
  5.90%, Series F                      8           154
                                           -----------
                                                   663
                                           -----------
MULTIMEDIA (0.1%)
News Corporation, Ltd.,
  Ordinary Shares                  4,900        33,233
------------------------------------------------------
TOTAL PREFERRED STOCK                           37,017
------------------------------------------------------
RIGHTS (0.0%)

INSURANCE
Royal & Sun Alliance
  Insurance Group PLC              4,545           925
------------------------------------------------------
WARRANT (0.0%)

METALS & MINING
Inco, Ltd.                           945         8,578
------------------------------------------------------
INVESTMENT COMPANY (0.1%)

Eureka Prime Money Market
  Fund -- Trust Class             22,613        22,613
------------------------------------------------------
TOTAL INVESTMENTS (COST $31,230,141)
  (a) -- 78.2%                              30,320,313
------------------------------------------------------
OTHER ASSETS IN EXCESS OF
  LIABILITIES -- 21.8%                       8,439,258
------------------------------------------------------
NET ASSETS -- 100.0%                       $38,759,571
------------------------------------------------------

---------------

(a) Represents cost for financial reporting purposes, is substantially the same as cost for federal income tax pur-

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

GLOBAL FUND
SCHEDULE OF PORTFOLIO INVESTMENTS -- continued
SEPTEMBER 30, 2003

    poses, and differs from value by unrealized appreciation/depreciation of securities as follows:

Unrealized appreciation........   $2,436,000
Unrealized depreciation........   (3,345,828)
                                  ----------
Net unrealized depreciation....   $ (909,828)
                                  ==========

(b) Affiliated security. Investments in affiliates total 0.10% of net assets.

*  Represents non-income producing securities.

CVA  Share Certificates.

The Global Fund's investment concentration based on percentage of market value, by country, as of September 30, 2003, was as follows:

                                       PERCENTAGE OF
          COUNTRY OF RISK                  VALUE
----------------------------------------------------
United States of America............       56.15%
United Kingdom......................       10.74%
Japan...............................        9.56%
France..............................        3.74%
Switzerland.........................        2.92%
Canada..............................        2.48%
Germany.............................        2.35%
Australia...........................        2.19%
Netherlands.........................        2.03%
Italy...............................        1.65%
Spain...............................        1.53%
Sweden..............................        0.98%
Hong Kong...........................        0.86%
Finland.............................        0.66%
Belgium.............................        0.45%
Ireland.............................        0.39%
Singapore...........................        0.39%
Greece..............................        0.27%
Denmark.............................        0.25%
Portugal............................        0.21%
Norway..............................        0.08%
Austria.............................        0.07%
New Zealand.........................        0.03%
Bermuda.............................        0.02%
                                           -----
                                           100.0%
                                           =====

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.
 30

EQUITY FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
SEPTEMBER 30, 2003

                               SHARES        VALUE
------------------------------------------------------
COMMON STOCK (99.5%)

AEROSPACE & MILITARY TECHNOLOGY (1.1%)
  General Dynamics Corp.         11,300   $    882,078
  Lockheed Martin Corp.           8,800        406,120
  Northrop Grumman Corp.            428         36,902
  Raytheon Co.                    4,400        123,200
  United Technologies
    Corp.                         3,200        247,296
                                          ------------
                                             1,695,596
                                          ------------
AUTOMOTIVE (1.7%)
  Dana Corp.                      1,700         26,231
  Delphi Corp.                   37,000        334,850
  Ford Motor Co.                 56,400        607,428
  General Motors Corp.            4,200        171,906
  Goodyear Tire & Rubber
    Co. *                        12,500         82,125
  Harley-Davidson, Inc.          15,600        751,920
  PACCAR, Inc.                    8,000        597,520
  Visteon Corp.                  11,900         78,540
                                          ------------
                                             2,650,520
                                          ------------
BEVERAGES & TOBACCO (4.1%)
  Altria Group, Inc.             38,318      1,678,328
  Anheuser-Busch Companies,
    Inc.                          2,400        118,416
  Coca-Cola Co.                  45,895      1,971,650
  Coca-Cola Enterprises,
    Inc.                         25,500        486,030
  Pepsi Bottling Group,
    Inc.                         24,000        493,920
  PepsiCo, Inc.                  31,400      1,439,062
  R.J. Reynolds Tobacco
    Holdings, Inc.                5,200        205,608
                                          ------------
                                             6,393,014
                                          ------------
CHEMICALS (1.4%)
  Eastman Chemical Co.           28,500        954,750
  Hercules, Inc. *                7,800         88,374
  International Flavors &
    Fragrances, Inc.             27,300        903,084
  PPG Industries, Inc.            4,300        224,546
                                          ------------
                                             2,170,754
                                          ------------
COMPUTERS (14.2%)
  Cisco Systems, Inc. *         124,024      2,423,429
  Computer Associates
    International, Inc.           9,400        245,434
  Dell, Inc. *                   33,500      1,118,565
  Electronic Arts, Inc. *         2,900        267,467
  EMC Corp. *                    13,530        170,884

                               SHARES        VALUE
------------------------------------------------------
  Gateway, Inc. *                68,200   $    386,012
  Hewlett-Packard Co.            53,600      1,037,696
  IBM Corp.                      33,516      2,960,468
  Intel Corp.                   118,574      3,261,971
  Intuit, Inc. *                 18,900        911,736
  Lexmark International,
    Inc. *                        1,300         81,913
  Microsoft Corp.               223,188      6,202,395
  Oracle Corp. *                116,760      1,310,047
  PeopleSoft, Inc. *             13,700        249,203
  Seagate Technology, Inc.
    Escrow Shares *              13,223              0
  Siebel Systems, Inc. *         13,600        132,192
  Sun Microsystems, Inc. *       17,800         58,918
  Texas Instruments, Inc.        46,984      1,071,235
                                          ------------
                                            21,889,565
                                          ------------
CONSTRUCTION (0.4%)
  Centex Corp.                      500         38,940
  KB HOME                         3,700        220,742
  Pulte Homes, Inc.               5,700        387,657
                                          ------------
                                               647,339
                                          ------------
CONSUMER GOODS & SERVICES (5.8%)
  Black & Decker Corp.           10,500        425,775
  Clorox Co.                     10,200        467,874
  Colgate-Palmolive Co.           2,700        150,903
  Eastman Kodak Co.              15,600        326,664
  Gillette Co.                   41,700      1,333,566
  Kimberly-Clark Corp.           16,100        826,252
  Mattel, Inc.                   64,100      1,215,336
  Maytag Corp.                    7,100        177,287
  Newell Rubbermaid, Inc.         6,100        132,187
  Procter & Gamble Co.           35,500      3,295,110
  Stanley Works                  18,000        531,360
                                          ------------
                                             8,882,314
                                          ------------
CONTAINERS (1.1%)
  Ball Corp.                     14,500        783,000
  Bemis Company, Inc.            22,300        987,890
                                          ------------
                                             1,770,890
                                          ------------
DIVERSIFIED (3.9%)
  3M Co.                         16,600      1,146,562
  General Electric Co.          161,213      4,805,760
                                          ------------
                                             5,952,322
                                          ------------
E-COMMERCE (0.4%)
  eBay, Inc. *                   11,900        634,270
                                          ------------

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUND
SCHEDULE OF PORTFOLIO INVESTMENTS -- continued
SEPTEMBER 30, 2003

                               SHARES        VALUE
------------------------------------------------------
ELECTRICAL & ELECTRONIC (0.3%)
  Micron Technology, Inc. *      11,300   $    151,646
  National Semiconductor
    Corp. *                       4,700        151,763
  Progress Energy, Inc. CVO
    *                             9,000              0
  Thomas & Betts Corp. *          8,700        137,895
                                          ------------
                                               441,304
                                          ------------
FINANCE & BANKING (16.3%)
  American Express Co.           18,200        820,092
  AmSouth Bancorp                26,200        555,964
  Bank of America Corp.          16,600      1,295,464
  Bank One Corp.                 29,800      1,151,770
  BB&T Corp.                      9,700        348,327
  Bear Stearns Companies,
    Inc.                         13,800      1,032,240
  Charles Schwab Corp.           50,800        605,028
  Citigroup, Inc.                70,099      3,190,206
  Countrywide Credit
    Industries, Inc.             18,200      1,424,696
  Fannie Mae                      6,787        476,447
  Federated Investors,
    Inc., Class B                33,100        916,870
  Fifth Third Bancorp            13,724        758,525
  First Tennessee National
    Corp.                         5,100        216,546
  Franklin Resources, Inc.        4,600        203,366
  Freddie Mac                    17,660        924,501
  Golden West Financial
    Corp.                         1,900        170,069
  Goldman Sachs Group,
    Inc.                          8,300        696,370
  H&R Block, Inc.                10,500        453,075
  J.P. Morgan Chase & Co.        20,700        710,631
  Janus Capital Group,
    Inc.                         73,200      1,022,604
  John Hancock Financial
    Services, Inc.                8,300        280,540
  Lehman Brothers Holdings,
    Inc.                         10,300        711,524
  MBNA Corp.                     11,900        271,320
  Mellon Financial Corp.         17,900        539,506
  Merrill Lynch & Co.            11,200        599,536
  Morgan Stanley Dean
    Witter & Co.                  2,675        134,981
  National City Corp.            18,400        542,064
  State Street Corp.             27,100      1,219,500
  U.S. Bancorp                   48,900      1,173,111
  Wachovia Corp.                 11,700        481,923

                               SHARES        VALUE
------------------------------------------------------
  Washington Mutual, Inc.        13,800   $    543,306
  Wells Fargo & Co.              32,600      1,678,900
                                          ------------
                                            25,149,002
                                          ------------
FOOD (1.4%)
  Albertson's, Inc.               5,600        115,192
  Campbell Soup Co.              13,600        360,400
  Darden Restaurants, Inc.       20,600        391,400
  Hershey Foods Corp.             1,200         87,216
  Kellogg Co.                    15,618        520,860
  Sara Lee Corp.                 38,700        710,532
                                          ------------
                                             2,185,600
                                          ------------
HEALTH CARE (6.2%)
  Amgen, Inc. *                  16,300      1,052,491
  Bausch & Lomb, Inc.             4,800        211,920
  Baxter International,
    Inc.                         17,800        517,268
  Becton, Dickinson and
    Co.                           8,500        307,020
  Biomet, Inc.                    9,800        329,378
  HCA, Inc.                      16,700        615,562
  Health Management
    Associates, Inc.              2,200         47,982
  Johnson & Johnson              57,084      2,826,800
  McKesson Corp.                 19,400        645,826
  Medtronic, Inc.                10,000        469,200
  Tenet Healthcare Corp. *       39,100        566,168
  UnitedHealth Group, Inc.       15,300        769,896
  WellPoint Health
    Networks, Inc. *              1,600        123,328
  Zimmer Holdings, Inc. *        18,600      1,024,860
                                          ------------
                                             9,507,699
                                          ------------
INSURANCE (5.8%)
  Aetna, Inc.                    11,600        707,948
  AFLAC, Inc.                    16,000        516,800
  Allstate Corp.                 30,600      1,117,818
  American International
    Group, Inc.                  41,126      2,372,970
  Cigna Corp.                     7,100        317,015
  Hartford Financial
    Services Group, Inc.         27,500      1,447,325
  Marsh & McLennan
    Companies, Inc.               4,600        219,006
  Principal Financial
    Group, Inc.                  27,100        839,829
  Progressive Corp.               3,100        214,241
  SAFECO Corp.                   31,200      1,100,112
  XL Capital, Ltd., Class A       2,200        170,368
                                          ------------
                                             9,023,432
                                          ------------

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.
 32

EQUITY FUND
SCHEDULE OF PORTFOLIO INVESTMENTS -- continued
SEPTEMBER 30, 2003

                               SHARES        VALUE
------------------------------------------------------
MANUFACTURING (2.1%)
  Avery Dennison Corp.           13,400   $    676,968
  Deere & Co.                    25,700      1,370,067
  Eaton Corp.                     8,100        717,822
  Linear Technology Corp.         6,700        239,927
  Textron, Inc.                   2,000         78,900
  Worthington Industries,
    Inc.                          6,800         85,408
                                          ------------
                                             3,169,092
                                          ------------
METALS & MINING (0.1%)
  Phelps Dodge Corp. *            3,400        159,120
                                          ------------
MULTIMEDIA (2.5%)
  AOL Time Warner, Inc. *        26,700        403,437
  Comcast Corp., Class A *       15,396        475,428
  Gannett Company, Inc.           2,300        178,388
  McGraw-Hill Companies,
    Inc.                         15,100        938,163
  Meredith Corp.                  6,200        286,254
  Viacom, Inc., Class B          39,977      1,531,120
                                          ------------
                                             3,812,790
                                          ------------
OIL & GAS (6.9%)
  Anadarko Petroleum Corp.       13,500        563,760
  BJ Services Co. *              16,500        563,805
  Burlington Resources,
    Inc.                          5,100        245,820
  ChevronTexaco Corp.            15,715      1,122,837
  ConocoPhillips                 10,560        578,160
  Devon Energy Corp.             25,000      1,204,750
  EOG Resources, Inc.             9,400        392,356
  Exxon Mobil Corp.             127,620      4,670,892
  Kerr-McGee Corp.                6,300        281,232
  Unocal Corp.                   32,300      1,018,096
                                          ------------
                                            10,641,708
                                          ------------
PHARMACEUTICALS (7.4%)
  Abbott Laboratories            35,900      1,527,545
  AmerisourceBergen Corp.         4,300        232,415
  Bristol-Myers Squibb Co.       34,000        872,440
  Cardinal Health, Inc.           8,950        522,591
  Eli Lilly and Co.               7,372        437,897
  Forest Laboratories,
   Inc.*                          7,900        406,455
  Merck & Company, Inc.          59,400      3,006,828
  Pfizer, Inc.                  113,574      3,450,377
  Wyeth                          21,300        981,930
                                          ------------
                                            11,438,478
                                          ------------
PRINTING & PUBLISHING (0.1%)
  Tribune Co.                     2,600        119,340
                                          ------------

                               SHARES        VALUE
------------------------------------------------------
RETAIL (5.5%)
  Bed Bath & Beyond, Inc. *       7,500   $    286,350
  Best Buy Company, Inc. *        1,500         71,280
  Big Lots, Inc. *               21,900        346,239
  CVS Corp.                      16,000        496,960
  Gap, Inc.                      48,100        823,472
  Home Depot, Inc.               47,850      1,524,023
  J.C. Penney, Inc.
    (Holding Co.)                 4,200         89,754
  Jones Apparel Group,
    Inc.                          3,600        107,748
  Kohl's Corp. *                  1,700         90,950
  Limited Brands                  3,800         57,304
  Lowe's Companies, Inc.          7,500        389,250
  Nordstrom, Inc.                 4,000         99,240
  Office Depot, Inc. *            6,300         88,515
  Staples, Inc. *                17,000        403,750
  Wal-Mart Stores, Inc.          64,368      3,594,952
                                          ------------
                                             8,469,787
                                          ------------
SERVICES (1.4%)
  Automatic Data
    Processing, Inc.              2,500         89,625
  Cintas Corp.                    1,400         51,576
  Deluxe Corp.                    4,100        164,574
  Equifax, Inc.                  23,800        530,026
  First Data Corp.               10,500        419,580
  Medco Health Solutions,
    Inc. *                        5,185        134,447
  Moody's Corp.                   8,600        472,742
  Yahoo!, Inc. *                  6,600        233,508
                                          ------------
                                             2,096,078
                                          ------------
TELECOMMUNICATIONS (6.7%)
  ADC Telecommunications,
    Inc. *                      150,400        350,432
  Andrew Corp. *                  3,900         47,931
  AT&T Corp.                     36,600        788,730
  AT&T Wireless Services,
    Inc. *                       23,400        191,412
  Avaya, Inc. *                  32,200        350,980
  BellSouth Corp.                73,700      1,745,215
  CIENA Corp. *                  43,500        257,085
  Citizens Communications
    Co. *                        27,100        303,791
  Comverse Technology, Inc.
    *                            15,300        228,888
  Corning, Inc. *                 7,600         71,592
  JDS Uniphase Corp. *           75,400        271,440
  Lucent Technologies,
   Inc.*                        287,400        620,784
  Motorola, Inc.                 60,740        727,058

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUND
SCHEDULE OF PORTFOLIO INVESTMENTS -- continued
SEPTEMBER 30, 2003

                               SHARES        VALUE
------------------------------------------------------
  Nextel Communications,
    Inc., Class A *              42,000   $    826,980
  QUALCOMM, Inc.                 12,000        499,680
  Qwest Communications
    International, Inc. *        56,100        190,740
  SBC Communications, Inc.       69,527      1,546,976
  Verizon Communications,
    Inc.                         41,202      1,336,593
                                          ------------
                                            10,356,307
                                          ------------
TRANSPORTATION & SHIPPING (0.7%)
  United Parcel Service,
    Inc., Class B                16,500      1,052,700
                                          ------------
TRAVEL & ENTERTAINMENT (0.5%)
  Delta Air Lines, Inc.          57,600        766,080
  Sabre Holdings Corp.            3,000         64,470
                                          ------------
                                               830,550
                                          ------------
UTILITIES (1.5%)
  Ameren Corp.                   11,800        506,338
  CenterPoint Energy, Inc.       95,600        876,652
  DTE Energy Co.                 21,200        782,068
  NiSource, Inc.                  5,000         99,900
  NiSource, Inc. -- Sails *       9,098         21,471
  Southern Co.                    2,200         64,504
                                          ------------
                                             2,350,933
------------------------------------------------------
TOTAL COMMON STOCK                         153,490,504
------------------------------------------------------

                               SHARES        VALUE
------------------------------------------------------
INVESTMENT COMPANY (0.2%)

Eureka Prime Money Market
  Fund-Trust Class              367,319   $    367,319
------------------------------------------------------
TOTAL INVESTMENTS
  (COST $154,020,530) (a) -- 99.7%         153,857,823
------------------------------------------------------
OTHER ASSETS IN EXCESS OF
  LIABILITIES -- 0.3%                          392,541
------------------------------------------------------
NET ASSETS -- 100.0%                      $154,250,364
------------------------------------------------------

---------------

(a) Represents cost for financial reporting purposes, and is substantially the same as cost for federal income tax purposes, and differs from value basis by unrealized appreciation/depreciation of securities as follows:

Unrealized appreciation...   $ 13,012,647
Unrealized depreciation...    (13,175,354)
                             ------------
Net unrealized
  depreciation............   $   (162,707)
                             ============

*  Represents non-income producing securities.

CVO  Contingent Value Obligation.

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.
 34

                      (This page intentionally left blank)

STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2003

                                                              U.S. TREASURY       PRIME
                                                               OBLIGATIONS     MONEY MARKET
                                                                  FUND             FUND
                                                              -------------    ------------
ASSETS:
  Investments, at amortized cost............................  $ 65,381,799     $178,068,433
  Repurchase agreements, at cost............................    34,449,000       84,296,000
                                                              ------------     ------------
  Total Investments.........................................    99,830,799      262,364,433
  Cash......................................................           901              883
  Interest and dividends receivable.........................       921,350        1,215,056
  Administration fee receivable.............................            --          278,117
  Receivable for investments sold...........................       201,770          370,235
  Prepaid expenses..........................................         3,530            9,878
                                                              ------------     ------------
    Total Assets............................................   100,958,350      264,238,602
                                                              ------------     ------------
LIABILITIES:
  Dividends payable.........................................        30,849           83,987
  Payable for investments purchased.........................            --          118,343
  Investment advisory fees payable..........................        17,452           65,386
  Administration fees payable...............................         2,928               --
  Distribution fees payable.................................        17,035           36,212
  Other.....................................................        42,619           81,830
                                                              ------------     ------------
    Total Liabilities.......................................       110,883          385,758
                                                              ------------     ------------
NET ASSETS..................................................  $100,847,467     $263,852,844
                                                              ============     ============
NET ASSETS CONSIST OF:
  Capital...................................................  $100,881,496     $264,003,729
  Undistributed net investment income.......................           368          132,722
  Accumulated net realized losses on investments............       (34,397)        (283,607)
                                                              ------------     ------------
NET ASSETS..................................................  $100,847,467     $263,852,844
                                                              ============     ============
TRUST SHARES:
  Net Assets................................................  $ 24,825,497     $ 90,433,231
  Shares Outstanding........................................    24,837,045       90,397,630
                                                              ------------     ------------
  Net Asset Value (offering and redemption price per
    share)..................................................  $       1.00     $       1.00
                                                              ============     ============
CLASS A:
  Net Assets................................................  $ 76,011,688     $173,409,313
  Shares Outstanding........................................    76,034,536      173,448,962
                                                              ------------     ------------
  Net Asset Value (offering and redemption price per
    share)..................................................  $       1.00     $       1.00
                                                              ============     ============
CLASS B:
  Net Assets................................................  $     10,282     $     10,300
  Shares Outstanding........................................        10,280           10,293
                                                              ------------     ------------
  Net Asset Value (offering and redemption price (a) per
    share)..................................................  $       1.00     $       1.00
                                                              ============     ============

---------------

(a) Redemption price per share varies by length of time the shares are held.

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.
 36

STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2003

                                                               INVESTMENT
                                                               GRADE BOND
                                                                  FUND        GLOBAL FUND    EQUITY FUND
                                                              ------------    -----------    ------------
ASSETS:
  Investments, at value (cost $150,279,710; $31,189,174; and
    $154,020,530, respectively).............................  $156,766,220    $30,281,091    $153,857,823
  Investments in affiliates, at value (cost $0; $40,967; and
    $0, respectively).......................................            --         39,222              --
                                                              ------------    -----------    ------------
  Total Investments.........................................   156,766,220     30,320,313     153,857,823
  Foreign currency, at value (cost $0; $12,299; and $0,
    respectively)...........................................            --         12,303              --
  Cash......................................................     2,190,055      8,393,958         420,639
  Interest and dividends receivable.........................     1,517,193         70,689         217,460
  Reclaims receivable.......................................            --         34,440              --
  Prepaid expenses..........................................         6,979          2,659           5,381
                                                              ------------    -----------    ------------
    Total Assets............................................   160,480,447     38,834,362     154,501,303
                                                              ------------    -----------    ------------
LIABILITIES:
  Dividends payable.........................................       509,412             --          93,941
  Payable for investments purchased.........................     2,562,700             --              --
  Investment advisory fees payable..........................        75,910         29,595          97,597
  Administration fees payable...............................         4,194          1,042           4,148
  Distribution fees payable.................................           646            112             286
  Other.....................................................        54,404         44,042          54,967
                                                              ------------    -----------    ------------
    Total Liabilities.......................................     3,207,266         74,791         250,939
                                                              ------------    -----------    ------------
NET ASSETS..................................................  $157,273,181    $38,759,571    $154,250,364
                                                              ============    ===========    ============
NET ASSETS CONSIST OF:
  Capital...................................................  $150,130,284    $49,238,581    $175,858,441
  Undistributed (distributions in excess of) net investment
    income..................................................         1,959        (66,706)        (10,176)
  Accumulated undistributed net realized gains (losses) on
    investments and foreign currency transactions...........       654,428     (9,508,579)    (21,435,194)
  Net unrealized appreciation (depreciation) of investments
    and foreign currency transactions.......................     6,486,510       (903,725)       (162,707)
                                                              ------------    -----------    ------------
NET ASSETS..................................................  $157,273,181    $38,759,571    $154,250,364
                                                              ============    ===========    ============
TRUST SHARES:
  Net Assets................................................  $155,371,585    $38,294,817    $153,396,607
  Shares Outstanding........................................    14,961,861      4,204,870      26,514,795
                                                              ------------    -----------    ------------
  Net Asset Value (offering and redemption price per
    share)..................................................  $      10.38    $      9.11    $       5.79
                                                              ============    ===========    ============
CLASS A SHARES:
  Net Assets................................................  $  1,472,385    $   431,000    $    670,167
  Shares Outstanding........................................       141,491         47,498         117,082
                                                              ------------    -----------    ------------
  Net Asset Value (redemption price per share)..............  $      10.41    $      9.07    $       5.72
                                                              ============    ===========    ============
  Maximum Sales Charge......................................          3.50%          5.00%           5.00%
                                                              ============    ===========    ============
  Maximum Offering Price per Share (100%/(100% - Maximum
    Sales Charge) of Net Asset Value adjusted to the nearest
    cent)...................................................  $      10.79    $      9.55    $       6.02
                                                              ============    ===========    ============
CLASS B SHARES:
  Net Assets................................................  $    429,211    $    33,754    $    183,590
  Shares Outstanding........................................        41,291          3,779          32,465
                                                              ------------    -----------    ------------
  Net Asset Value (offering and redemption price (a) per
    share)..................................................  $      10.39    $      8.93    $       5.66
                                                              ============    ===========    ============

---------------

(a) Redemption price per share varies by length of time shares are held.

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2003

                                                              U.S. TREASURY       PRIME
                                                               OBLIGATIONS     MONEY MARKET
                                                                  FUND             FUND
                                                              -------------    ------------
INVESTMENT INCOME:
  Interest..................................................   $1,402,565       $4,067,284
  Dividends.................................................       88,713          529,248
                                                               ----------       ----------
    Total Investment Income.................................    1,491,278        4,596,532
                                                               ----------       ----------
EXPENSES:
  Investment advisory fees..................................      209,797          921,472
  Administration fees.......................................      204,451          598,464
  Distribution fees -- Class A..............................      195,508          536,891
  Distribution fees -- Class B..............................          102              102
  Shareholder service fees -- Class A.......................      195,508          536,891
  Fund accounting fees......................................       31,318           85,332
  Transfer agent fees.......................................       50,696           94,556
  Other.....................................................       84,576          170,421
                                                               ----------       ----------
    Total expenses before waivers...........................      971,956        2,944,129
    Less expenses waived by the Administrator and its
     affiliates.............................................     (195,537)        (821,966)
                                                               ----------       ----------
    Net Expenses............................................      776,419        2,122,163
                                                               ----------       ----------
NET INVESTMENT INCOME.......................................      714,859        2,474,369
                                                               ----------       ----------
REALIZED GAINS (LOSSES) ON INVESTMENT TRANSACTIONS:
  Net realized gains (losses) on investment transactions....         (140)          52,653
                                                               ----------       ----------
NET REALIZED GAINS (LOSSES) ON INVESTMENT TRANSACTIONS......         (140)          52,653
                                                               ----------       ----------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS..............   $  714,719       $2,527,022
                                                               ==========       ==========

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.
 38

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2003

                                                              INVESTMENT
                                                                GRADE
                                                              BOND FUND     GLOBAL FUND    EQUITY FUND
                                                              ----------    -----------    -----------
INVESTMENT INCOME:
  Interest..................................................  $7,144,741    $       70     $     2,803
  Dividends (net of foreign withholding tax of $0; $48,310;
    and $0, respectively)...................................      37,450       725,873       2,634,154
                                                              ----------    -----------    -----------
    Total Investment Income.................................   7,182,191       725,943       2,636,957
                                                              ----------    -----------    -----------
EXPENSES:
  Investment advisory fees..................................     898,178       323,681       1,141,862
  Administration fees.......................................     291,805        70,111         296,776
  Distribution fees -- Class A..............................       3,001         1,088           1,741
  Distribution fees -- Class B..............................       2,070            85             513
  Shareholder service fees -- Class A.......................       3,001         1,088           1,741
  Fund accounting fees......................................      59,794       124,304          52,835
  Custodian fees............................................      12,559        97,966          26,183
  Transfer agent fees.......................................      74,412        62,190          74,719
  Other.....................................................      87,634        45,027          86,163
                                                              ----------    -----------    -----------
    Total expenses before waivers...........................   1,432,454       725,540       1,682,533
    Less expenses waived by the Administrator...............      (3,001)       (1,088)         (1,741)
                                                              ----------    -----------    -----------
    Net Expenses............................................   1,429,453       724,452       1,680,792
                                                              ----------    -----------    -----------
NET INVESTMENT INCOME.......................................   5,752,738         1,491         956,165
                                                              ----------    -----------    -----------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS:
  Net realized gains (losses) on investments and foreign
    currency transactions...................................   1,447,206    (2,464,791)     (3,223,100)
  Change in unrealized appreciation/depreciation of
    investments and foreign currency transactions...........    (848,784)    9,750,787      32,179,481
                                                              ----------    -----------    -----------
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS AND FOREIGN
  CURRENCY TRANSACTIONS.....................................     598,422     7,285,996      28,956,381
                                                              ----------    -----------    -----------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS..............  $6,351,160    $7,287,487     $29,912,546
                                                              ==========    ===========    ===========

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                            U.S. TREASURY OBLIGATIONS FUND      PRIME MONEY MARKET FUND
                                            ------------------------------    ----------------------------
                                               YEAR ENDED SEPTEMBER 30,         YEAR ENDED SEPTEMBER 30,
                                            ------------------------------    ----------------------------
                                                2003             2002             2003            2002
                                            -------------    -------------    ------------    ------------
CHANGE IN NET ASSETS:
OPERATIONS:
  Net investment income (loss)..........    $    714,859     $  2,150,953     $  2,474,369    $  6,147,459
  Net realized gains (losses) on
    investments and foreign currency
    transactions........................            (140)           3,577           52,653        (261,391)
  Change in unrealized
    appreciation/depreciation of
    investments and foreign currency
    transactions........................              --               --               --              --
                                            ------------     ------------     ------------    ------------
  Change in net assets from
    operations..........................         714,719        2,154,530        2,527,022       5,886,068

DIVIDENDS TO TRUST SHAREHOLDERS:
  From net investment income............        (234,798)        (497,316)        (792,052)     (1,404,927)
  From net realized gains on
    investments.........................              --               --               --              --

DIVIDENDS TO CLASS A SHAREHOLDERS:
  From net investment income............        (480,010)      (1,654,587)      (1,401,278)     (4,746,430)
  From net realized gains on
    investments.........................              --               --               --              --

DIVIDENDS TO CLASS B SHAREHOLDERS:
  From net investment income............             (17)             (55)             (15)            (66)
  From net realized gains on
    investments.........................              --               --               --              --
                                            ------------     ------------     ------------    ------------
  Total dividends to shareholders.......        (714,825)      (2,151,958)      (2,193,345)     (6,151,423)

CAPITAL TRANSACTIONS:
  Change in net assets from capital
    transactions........................      (7,318,684)     (50,767,322)     (77,607,533)    (63,729,926)
                                            ------------     ------------     ------------    ------------
  Change in net assets..................      (7,318,790)     (50,764,750)     (77,273,856)    (63,995,281)

NET ASSETS:
  Beginning of period...................     108,166,257      158,931,007      341,126,700     405,121,981
                                            ------------     ------------     ------------    ------------
  End of period.........................    $100,847,467     $108,166,257     $263,852,844    $341,126,700
                                            ============     ============     ============    ============
Undistributed (distributions in excess
  of) net investment income.............    $        368     $       (386)    $    138,722    $        640
                                            ============     ============     ============    ============

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.
 40

                                INVESTMENT GRADE BOND FUND            GLOBAL FUND
                                ---------------------------   ---------------------------
                                 YEAR ENDED SEPTEMBER 30,      YEAR ENDED SEPTEMBER 30,
                                ---------------------------   ---------------------------
                                    2003           2002           2003           2002
                                ------------   ------------   ------------   ------------
CHANGE IN NET ASSETS:
OPERATIONS:
Net investment income
  (loss)......................  $  5,752,738   $  6,722,612   $      1,491   $    (58,235)
Net realized gains (losses) on
  investments and foreign
  currency transactions.......     1,447,206        124,551     (2,464,791)    (6,198,095)
Change in unrealized
  appreciation/ depreciation
  of investments and foreign
  currency transactions.......      (848,784)     2,847,242      9,750,787     (1,852,752)
                                ------------   ------------   ------------   ------------
Change in net assets from
  operations..................     6,351,160      9,694,405      7,287,487     (8,109,082)

DIVIDENDS TO TRUST
  SHAREHOLDERS:
From net investment income....    (6,195,519)    (6,819,659)            --       (826,163)
From net realized gains on
 investments..................            --             --        (64,070)      (112,945)

DIVIDENDS TO CLASS A
 SHAREHOLDERS:
From net investment income....       (46,847)       (47,486)            --         (8,563)
From net realized gains on
 investments..................            --             --           (908)        (1,687)

DIVIDENDS TO CLASS B
 SHAREHOLDERS:
From net investment income....        (6,287)          (505)            --            (76)
From net realized gains on
 investments..................            --             --             (9)           (12)
                                ------------   ------------   ------------   ------------
Total dividends to
 shareholders.................    (6,248,653)    (6,867,650)       (64,987)      (949,446)

CAPITAL TRANSACTIONS:
Change in net assets from
 capital transactions.........    23,128,991      2,717,998       (787,009)   (35,474,804)
                                ------------   ------------   ------------   ------------
Change in net assets..........    23,231,498      5,544,753      6,435,491    (44,533,332)

NET ASSETS:
Beginning of period...........   134,041,683    128,496,930     32,324,080     76,857,412
                                ------------   ------------   ------------   ------------
End of period.................  $157,273,181   $134,041,683   $ 38,759,571   $ 32,324,080
                                ============   ============   ============   ============

Undistributed (distributions
 in excess of) net investment
 income.......................  $      1,959   $        556   $    (66,706)  $    (49,034)
                                ============   ============   ============   ============

                                        EQUITY FUND
                                ---------------------------
                                 YEAR ENDED SEPTEMBER 30,
                                ---------------------------
                                    2003           2002
                                ------------   ------------
CHANGE IN NET ASSETS:
OPERATIONS:
Net investment income
  (loss)......................  $    956,165   $    499,540
Net realized gains (losses) on
  investments and foreign
  currency transactions.......    (3,223,100)   (15,643,697)
Change in unrealized
  appreciation/ depreciation
  of investments and foreign
  currency transactions.......    32,179,481    (18,321,463)
                                ------------   ------------
Change in net assets from
  operations..................    29,912,546    (33,465,620)
DIVIDENDS TO TRUST
  SHAREHOLDERS:
From net investment income....      (953,717)      (512,694)
From net realized gains on
 investments..................            --     (3,195,718)
DIVIDENDS TO CLASS A
 SHAREHOLDERS:
From net investment income....        (2,757)        (1,520)
From net realized gains on
 investments..................            --        (15,780)
DIVIDENDS TO CLASS B
 SHAREHOLDERS:
From net investment income....           (33)            --
From net realized gains on
 investments..................            --           (369)
                                ------------   ------------
Total dividends to
 shareholders.................      (956,507)    (3,726,081)
CAPITAL TRANSACTIONS:
Change in net assets from
 capital transactions.........   (10,123,484)    21,896,226
                                ------------   ------------
Change in net assets..........    18,832,555    (15,295,475)
NET ASSETS:
Beginning of period...........   135,417,809    150,713,284
                                ------------   ------------
End of period.................  $154,250,364   $135,417,809
                                ============   ============
Undistributed (distributions
 in excess of) net investment
 income.......................  $    (10,176)  $     (9,834)
                                ============   ============

                                            U.S. TREASURY OBLIGATIONS FUND       PRIME MONEY MARKET FUND
                                            ------------------------------    ------------------------------
                                               YEAR ENDED SEPTEMBER 30,          YEAR ENDED SEPTEMBER 30,
                                            ------------------------------    ------------------------------
                                                2003             2002             2003             2002
                                            -------------    -------------    -------------    -------------
CAPITAL TRANSACTIONS:
TRUST SHARES:
  Proceeds from shares issued...........    $  79,016,967    $  78,603,250    $ 638,790,815    $ 708,473,543
  Dividends reinvested..................            2,504            5,860          365,594          441,407
  Cost of shares redeemed...............      (86,259,126)     (71,186,671)    (628,090,889)    (731,733,613)
                                            -------------    -------------    -------------    -------------
  Changes in net assets from Trust
    capital transactions................    $  (7,239,655)   $   7,422,439    $  11,065,520    $ (22,818,663)
                                            =============    =============    =============    =============

CLASS A SHARES:
  Proceeds from shares issued...........    $ 441,640,054    $ 466,714,722    $ 706,846,682    $ 867,678,599
  Dividends reinvested..................            3,616            5,080           79,271          237,053
  Cost of shares redeemed...............     (441,722,717)    (524,909,630)    (795,599,024)    (908,826,995)
                                            -------------    -------------    -------------    -------------
  Changes in net assets from Class A
    capital transactions................    $     (79,047)   $ (58,189,828)   $ (88,673,071)   $ (40,911,343)
                                            =============    =============    =============    =============

CLASS B SHARES:
  Proceeds from shares issued...........    $          --    $          --    $          --    $          --
  Dividends reinvested..................               18               67               18               80
  Cost of shares redeemed...............               --               --               --               --
                                            -------------    -------------    -------------    -------------
  Changes in net assets from Class B....    $          18    $          67    $          18    $          80
                                            =============    =============    =============    =============
  Change in net assets from capital
    transactions........................    $  (7,318,684)   $ (50,767,322)   $ (77,607,533)   $ (63,729,926)
                                            =============    =============    =============    =============

SHARE TRANSACTIONS:
TRUST SHARES:
  Issued................................       79,016,967       78,603,250      638,790,815      708,473,543
  Reinvested............................            2,504            5,860          365,594          441,407
  Redeemed..............................      (86,259,126)     (71,186,671)    (628,090,889)    (731,733,613)
                                            -------------    -------------    -------------    -------------
  Change in Trust Shares................       (7,239,655)       7,422,439       11,065,520      (22,818,663)
                                            =============    =============    =============    =============

CLASS A SHARES:
  Issued................................      441,640,054      466,714,722      706,846,682      867,678,599
  Reinvested............................            3,616            5,080           79,272          237,063
  Redeemed..............................     (441,722,717)    (524,909,630)    (795,599,024)    (908,826,995)
                                            -------------    -------------    -------------    -------------
  Change in Class A Shares..............          (79,047)     (58,189,828)     (88,673,070)     (40,911,333)
                                            =============    =============    =============    =============

CLASS B SHARES:
  Issued................................               --               --               --               --
  Reinvested............................               18               67               18               80
  Redeemed..............................               --               --               --               --
                                            -------------    -------------    -------------    -------------
  Change in Class B Shares..............               18               67               18               80
                                            =============    =============    =============    =============
  Change in share transactions..........       (7,318,684)     (50,767,322)     (77,607,532)     (63,729,916)
                                            =============    =============    =============    =============

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.
 42

                             INVESTMENT GRADE BOND FUND            GLOBAL FUND                   EQUITY FUND
                             ---------------------------   ---------------------------   ---------------------------
                              YEAR ENDED SEPTEMBER 30,      YEAR ENDED SEPTEMBER 30,      YEAR ENDED SEPTEMBER 30,
                             ---------------------------   ---------------------------   ---------------------------
                                 2003           2002           2003           2002           2003           2002
                             ------------   ------------   ------------   ------------   ------------   ------------
CAPITAL TRANSACTIONS:
TRUST SHARES:
    Proceeds from shares
      issued...............  $ 49,103,550   $ 42,608,919   $ 15,262,256   $  3,587,314   $ 29,058,224   $ 45,177,568
    Dividends reinvested...     3,066,580      3,718,611         63,887        631,103        568,991      3,469,426
    Cost of shares
      redeemed.............   (30,007,607)   (43,376,299)   (16,044,736)   (39,300,183)   (39,835,840)   (26,677,316)
                             ------------   ------------   ------------   ------------   ------------   ------------
    Changes in net assets
      from Trust
    capital transactions...  $ 22,162,523   $  2,951,231   $   (718,593)  $(35,081,766)  $(10,208,625)  $ 21,969,678
                             ============   ============   ============   ============   ============   ============

CLASS A SHARES:
  PROCEEDS FROM SHARES
   ISSUED..................  $  1,255,556   $    360,291   $     77,175   $     64,895   $    166,823   $    237,620
  Dividends reinvested.....        37,916         44,415            839         10,040          2,285         16,937
  Cost of shares
   redeemed................      (741,762)      (638,446)      (174,519)      (473,072)      (245,869)      (328,378)
                             ------------   ------------   ------------   ------------   ------------   ------------
  Changes in net assets
   from Class A
  capital transactions.....  $    551,710   $   (233,740)  $    (96,505)  $   (398,137)  $    (76,761)  $    (73,821)
                             ============   ============   ============   ============   ============   ============

CLASS B SHARES:
  PROCEEDS FROM SHARES
   ISSUED..................  $    431,298   $         --   $     28,080   $      5,011   $    161,869   $         --
  Dividends reinvested.....         4,882            507              9             88             33            369
  Cost of shares
   redeemed................       (21,422)            --             --             --             --             --
                             ------------   ------------   ------------   ------------   ------------   ------------
  Changes in net assets
   from Class B............  $    414,758   $        507   $     28,089   $      5,099   $    161,902   $        369
                             ============   ============   ============   ============   ============   ============
  Change in net assets from
  capital transactions.....  $ 23,128,991   $  2,717,998   $   (787,009)  $(35,474,804)  $(10,123,484)  $ 21,896,226
                             ============   ============   ============   ============   ============   ============

SHARE TRANSACTIONS:
TRUST SHARES:
  ISSUED...................     4,744,102      4,219,274      1,853,838        381,565      5,603,118      7,522,812
  Reinvested...............       295,754        370,051          7,996         63,075        108,080        543,636
  Redeemed.................    (2,890,550)    (4,314,700)    (1,927,037)    (4,106,760)    (7,529,904)    (4,283,095)
                             ------------   ------------   ------------   ------------   ------------   ------------
  Change in Trust Shares...     2,149,306        274,625        (65,203)    (3,662,120)    (1,818,706)     3,783,353
                             ============   ============   ============   ============   ============   ============

CLASS A SHARES:
  ISSUED...................       120,798         35,660          9,957          7,457         31,853         38,993
  Reinvested...............         3,650          4,409            105          1,004            436          2,673
  Redeemed.................       (71,739)       (63,180)       (22,081)       (49,744)       (46,074)       (53,332)
                             ------------   ------------   ------------   ------------   ------------   ------------
  Change in Class A
   Shares..................        52,709        (23,111)       (12,019)       (41,283)       (13,785)       (11,666)
                             ============   ============   ============   ============   ============   ============

CLASS B SHARES:
  ISSUED...................        41,622             --          3,184            497         29,355             --
  Reinvested...............           471             50              1              9              6             59
  Redeemed.................        (2,092)            --             --             --             --             --
                             ------------   ------------   ------------   ------------   ------------   ------------
  Change in Class B
   Shares..................        40,001             50          3,185            506         29,361             59
                             ============   ============   ============   ============   ============   ============
  Change in share
   transactions............     2,242,016        251,564        (74,037)    (3,702,897)    (1,803,130)     3,771,746
                             ============   ============   ============   ============   ============   ============

FINANCIAL HIGHLIGHTS
TRUST SHARES

                                                             INVESTMENT ACTIVITIES                     LESS DIVIDENDS FROM
                                                  -------------------------------------------   ---------------------------------
                                                                   NET REALIZED
                                      NET ASSET                   AND UNREALIZED     TOTAL
                                       VALUE,          NET            GAINS           FROM         NET         NET
                                      BEGINNING    INVESTMENT      (LOSSES) ON     INVESTMENT   INVESTMENT   REALIZED     TOTAL
                                      OF PERIOD   INCOME (LOSS)    INVESTMENTS     ACTIVITIES     INCOME      GAINS     DIVIDENDS
---------------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS FUND
  Year Ended September 30, 2003.....   $ 1.00           0.01             --           0.01        (0.01)         --       (0.01)
  Year Ended September 30, 2002.....   $ 1.00           0.02             --           0.02        (0.02)         --       (0.02)
  Year Ended September 30, 2001.....   $ 1.00           0.05             --           0.05        (0.05)         --       (0.05)
  Year Ended September 30, 2000.....   $ 1.00           0.05             --           0.05        (0.05)         --       (0.05)
  Year Ended September 30, 1999.....   $ 1.00           0.04             --           0.04        (0.04)         --       (0.04)

PRIME MONEY MARKET FUND
  Year Ended September 30, 2003.....   $ 1.00           0.01             --           0.01        (0.01)         --       (0.01)
  Year Ended September 30, 2002.....   $ 1.00           0.02             --           0.02        (0.02)         --       (0.02)
  Year Ended September 30, 2001.....   $ 1.00           0.05             --           0.05        (0.05)         --       (0.05)
  Year Ended September 30, 2000.....   $ 1.00           0.06             --           0.06        (0.06)         --       (0.06)
  Year Ended September 30, 1999.....   $ 1.00           0.05             --           0.05        (0.05)         --       (0.05)

INVESTMENT GRADE BOND FUND
  Year Ended September 30, 2003.....   $10.39           0.40           0.02           0.42        (0.43)         --       (0.43)
  Year Ended September 30, 2002.....   $10.16           0.49           0.24           0.73        (0.50)         --       (0.50)
  Year Ended September 30, 2001.....   $ 9.53           0.54           0.63           1.17        (0.54)         --       (0.54)
  Year Ended September 30, 2000.....   $ 9.49           0.55           0.04           0.59        (0.55)         --       (0.55)
  Year Ended September 30, 1999.....   $10.40           0.53          (0.67)         (0.14)       (0.53)      (0.24)      (0.77)

GLOBAL FUND
  Year Ended September 30, 2003.....   $ 7.46             --(c)(d)     1.66           1.66           --       (0.01)      (0.01)
  Year Ended September 30, 2002.....   $ 9.57          (0.01)(d)      (1.93)         (1.94)       (0.15)      (0.02)      (0.17)
  Year Ended September 30, 2001.....   $12.25           0.13          (2.17)         (2.04)       (0.17)      (0.47)      (0.64)
  Year Ended September 30, 2000.....   $11.97           0.20           0.69           0.89        (0.20)      (0.41)      (0.61)
  Year Ended September 30, 1999.....   $10.51           0.17           1.51           1.68        (0.15)      (0.07)      (0.22)

EQUITY FUND
  Year Ended September 30, 2003.....   $ 4.76           0.04           1.03           1.07        (0.04)         --       (0.04)
  Year Ended September 30, 2002.....   $ 6.10           0.02          (1.22)         (1.20)       (0.02)      (0.12)      (0.14)
  Year Ended September 30, 2001.....   $11.53           0.02          (2.58)         (2.56)       (0.02)      (2.85)      (2.87)
  Year Ended September 30, 2000.....   $12.03           0.02           1.20           1.22        (0.02)      (1.70)      (1.72)
  Year Ended September 30, 1999.....   $10.96           0.04           2.56           2.60        (0.04)      (1.49)      (1.53)

---------------

(a) During the period, certain fees were voluntarily waived. If such voluntary waivers had not occurred, the ratio would have been as indicated.

(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(c) Amount less than $0.005.

(d) Per share net investment loss has been calculated using the daily average shares method.

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.
 44

                             CHANGE IN   NET ASSET
                             NET ASSET    VALUE,               NET ASSETS,
                               VALUE      END OF     TOTAL    END OF PERIOD
                             PER SHARE    PERIOD     RETURN      (000'S)
                             ----------------------------------------------
U.S. TREASURY OBLIGATIONS
  FUND
  Year Ended September 30,
    2003....................      --      $ 1.00      0.87%     $ 24,825
  Year Ended September 30,
    2002....................      --      $ 1.00      1.55%     $ 32,065
  Year Ended September 30,
    2001....................      --      $ 1.00      4.77%     $ 24,642
  Year Ended September 30,
    2000....................      --      $ 1.00      5.53%     $ 17,948
  Year Ended September 30,
    1999....................      --      $ 1.00      4.52%     $104,553

PRIME MONEY MARKET FUND
  Year Ended September 30,
    2003....................      --      $ 1.00      0.87%     $ 90,433
  Year Ended September 30,
    2002....................      --      $ 1.00      1.66%     $ 79,252
  Year Ended September 30,
    2001....................      --      $ 1.00      4.83%     $102,119
  Year Ended September 30,
    2000....................      --      $ 1.00      5.82%     $ 74,350
  Year Ended September 30,
    1999....................      --      $ 1.00      4.74%     $221,565

INVESTMENT GRADE BOND FUND
  Year Ended September 30,
    2003....................   (0.01)     $10.38      4.16%     $155,372
  Year Ended September 30,
    2002....................    0.23      $10.39      7.46%     $133,104
  Year Ended September 30,
    2001....................    0.63      $10.16     12.62%     $127,346
  Year Ended September 30,
    2000....................    0.04      $ 9.53      6.48%     $127,599
  Year Ended September 30,
    1999....................   (0.91)     $ 9.49     (1.36)%    $152,106

GLOBAL FUND
  Year Ended September 30,
    2003....................    1.65      $ 9.11     22.34%     $ 38,295
  Year Ended September 30,
    2002....................   (2.11)     $ 7.46     (20.74)%   $ 31,876
  Year Ended September 30,
    2001....................   (2.68)     $ 9.57     (17.44)%   $ 75,895
  Year Ended September 30,
    2000....................    0.28      $12.25      7.43%     $ 79,801
  Year Ended September 30,
    1999....................    1.46      $11.97     16.09%     $ 83,111

EQUITY FUND
  Year Ended September 30,
    2003....................    1.03      $ 5.79     22.40%     $153,397
  Year Ended September 30,
    2002....................   (1.34)     $ 4.76     (20.23)%   $134,786
  Year Ended September 30,
    2001....................   (5.43)     $ 6.10     (27.86)%   $149,831
  Year Ended September 30,
    2000....................   (0.50)     $11.53     10.26%     $208,379
  Year Ended September 30,
    1999....................    1.07      $12.03     24.72%     $188,259

                                           RATIOS/SUPPLEMENTAL DATA
                              ---------------------------------------------------
                                              NET                       PORTFOLIO
                                NET       INVESTMENT                    TURNOVER
                              EXPENSES   INCOME (LOSS)   EXPENSES (a)   RATE (b)
                              ---------------------------------------------------
U.S. TREASURY OBLIGATIONS
  FUND
  Year Ended September 30,
    2003....................    0.55%         0.88%          0.55%         N/A
  Year Ended September 30,
    2002....................    0.50%         1.54%          0.57%         N/A
  Year Ended September 30,
    2001....................    0.51%         4.59%          0.54%         N/A
  Year Ended September 30,
    2000....................    0.45%         5.15%          0.55%         N/A
  Year Ended September 30,
    1999....................    0.46%         4.42%          0.56%         N/A
PRIME MONEY MARKET FUND
  Year Ended September 30,
    2003....................    0.50%         0.96%          0.60%         N/A
  Year Ended September 30,
    2002....................    0.58%         1.66%          0.63%         N/A
  Year Ended September 30,
    2001....................    0.57%         4.75%          0.62%         N/A
  Year Ended September 30,
    2000....................    0.46%         5.56%          0.63%         N/A
  Year Ended September 30,
    1999....................    0.51%         4.64%          0.67%         N/A
INVESTMENT GRADE BOND FUND
  Year Ended September 30,
    2003....................    0.95%         3.85%          0.95%          53%
  Year Ended September 30,
    2002....................    0.99%         4.87%          0.99%          77%
  Year Ended September 30,
    2001....................    0.91%         5.53%          0.95%          61%
  Year Ended September 30,
    2000....................    0.84%         5.86%          0.94%          58%
  Year Ended September 30,
    1999....................    0.87%         5.43%          0.97%          52%
GLOBAL FUND
  Year Ended September 30,
    2003....................    2.01%         0.01%          2.01%          87%
  Year Ended September 30,
    2002....................    1.78%        (0.11)%         1.78%         104%
  Year Ended September 30,
    2001....................    1.42%         1.30%          1.46%          72%
  Year Ended September 30,
    2000....................    1.24%         1.60%          1.34%          28%
  Year Ended September 30,
    1999....................    1.30%         1.51%          1.40%          29%
EQUITY FUND
  Year Ended September 30,
    2003....................    1.10%         0.63%          1.10%         102%
  Year Ended September 30,
    2002....................    1.13%         0.31%          1.13%         109%
  Year Ended September 30,
    2001....................    1.05%         0.20%          1.08%         116%
  Year Ended September 30,
    2000....................    0.96%         0.20%          1.06%          84%
  Year Ended September 30,
    1999....................    0.99%         0.32%          1.09%          46%

FINANCIAL HIGHLIGHTS
CLASS A SHARES

                                                             INVESTMENT ACTIVITIES                     LESS DIVIDENDS FROM
                                                  -------------------------------------------   ---------------------------------
                                                                   NET REALIZED
                                      NET ASSET                   AND UNREALIZED     TOTAL
                                       VALUE,          NET            GAINS           FROM         NET         NET
                                      BEGINNING    INVESTMENT      (LOSSES) ON     INVESTMENT   INVESTMENT   REALIZED     TOTAL
                                      OF PERIOD   INCOME (LOSS)    INVESTMENTS     ACTIVITIES     INCOME      GAINS     DIVIDENDS
---------------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS FUND
  Year Ended September 30, 2003.....   $ 1.00           0.01             --           0.01        (0.01)         --       (0.01)
  Year Ended September 30, 2002.....   $ 1.00           0.01             --           0.01        (0.01)         --       (0.01)
  Year Ended September 30, 2001.....   $ 1.00           0.04             --           0.04        (0.04)         --       (0.04)
  Year Ended September 30, 2000.....   $ 1.00           0.05             --           0.05        (0.05)         --       (0.05)
  Year Ended September 30, 1999.....   $ 1.00           0.04             --           0.04        (0.04)         --       (0.04)

PRIME MONEY MARKET FUND
  Year Ended September 30, 2003.....   $ 1.00           0.01             --           0.01        (0.01)         --       (0.01)
  Year Ended September 30, 2002.....   $ 1.00           0.01             --           0.01        (0.01)         --       (0.01)
  Year Ended September 30, 2001.....   $ 1.00           0.04             --           0.04        (0.04)         --       (0.04)
  Year Ended September 30, 2000.....   $ 1.00           0.05             --           0.05        (0.05)         --       (0.05)
  Year Ended September 30, 1999.....   $ 1.00           0.04             --           0.04        (0.04)         --       (0.04)

INVESTMENT GRADE BOND FUND
  Year Ended September 30, 2003.....   $10.41           0.38           0.03           0.41        (0.41)         --       (0.41)
  Year Ended September 30, 2002.....   $10.18           0.46           0.24           0.70        (0.47)         --       (0.47)
  Year Ended September 30, 2001.....   $ 9.55           0.52           0.63           1.15        (0.52)         --       (0.52)
  Year Ended September 30, 2000.....   $ 9.51           0.53           0.04           0.57        (0.53)         --       (0.53)
  Year Ended September 30, 1999.....   $10.42           0.51          (0.67)         (0.16)       (0.51)      (0.24)      (0.75)

GLOBAL FUND
  Year Ended September 30, 2003.....   $ 7.46          (0.02)(e)       1.64           1.62           --       (0.01)      (0.01)
  Year Ended September 30, 2002.....   $ 9.54          (0.04)(e)      (1.91)         (1.95)       (0.11)      (0.02)      (0.13)
  Year Ended September 30, 2001.....   $12.21           0.12          (2.19)         (2.07)       (0.13)      (0.47)      (0.60)
  Year Ended September 30, 2000.....   $11.93           0.17           0.69           0.86        (0.17)      (0.41)      (0.58)
  Year Ended September 30, 1999.....   $10.49           0.14           1.51           1.65        (0.14)      (0.07)      (0.21)

EQUITY FUND
  Year Ended September 30, 2003.....   $ 4.72           0.01           1.01           1.02        (0.02)         --       (0.02)
  Year Ended September 30, 2002.....   $ 6.06             --(d)       (1.21)         (1.21)       (0.01)      (0.12)      (0.13)
  Year Ended September 30, 2001.....   $11.48          (0.01)         (2.55)         (2.56)       (0.01)      (2.85)      (2.86)
  Year Ended September 30, 2000.....   $11.99          (0.01)          1.21           1.20        (0.01)      (1.70)      (1.71)
  Year Ended September 30, 1999.....   $10.94           0.01           2.55           2.56        (0.02)      (1.49)      (1.51)

---------------

(a) Total return excludes sales charge.

(b) During the period, certain fees were voluntarily waived. If such voluntary waivers had not occurred, the ratio would have been as indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(d) Amount less than $0.005.

(e) Per share net investment loss has been calculated using the daily average shares method.

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.
 46

                          CHANGE IN   NET ASSET
                          NET ASSET    VALUE,                   NET ASSETS,
                            VALUE      END OF       TOTAL      END OF PERIOD
                          PER SHARE    PERIOD     RETURN (a)      (000'S)
                          --------------------------------------------------
U.S. TREASURY OBLIGATIONS FUND
  Year Ended September
    30, 2003............       --      $ 1.00         0.62%      $ 76,012
  Year Ended September
    30, 2002............       --      $ 1.00         1.30%      $ 76,091
  Year Ended September
    30, 2001............       --      $ 1.00         4.51%      $134,279
  Year Ended September
    30, 2000............       --      $ 1.00         5.26%      $122,888
  Year Ended September
    30, 1999............       --      $ 1.00         4.26%      $  3,906
PRIME MONEY MARKET FUND
  Year Ended September
    30, 2003............       --      $ 1.00         0.62%      $173,409
  Year Ended September
    30, 2002............       --      $ 1.00         1.41%      $261,865
  Year Ended September
    30, 2001............       --      $ 1.00         4.57%      $302,993
  Year Ended September
    30, 2000............       --      $ 1.00         5.56%      $280,212
  Year Ended September
    30, 1999............       --      $ 1.00         4.48%      $ 29,246
INVESTMENT GRADE BOND FUND
  Year Ended September
    30, 2003............       --      $10.41         3.99%      $  1,472
  Year Ended September
    30, 2002............     0.23      $10.41         7.17%      $    924
  Year Ended September
    30, 2001............     0.63      $10.18        12.32%      $  1,139
  Year Ended September
    30, 2000............     0.04      $ 9.55         6.20%      $  1,824
  Year Ended September
    30, 1999............    (0.91)     $ 9.51        (1.58)%     $  3,670
GLOBAL FUND
  Year Ended September
    30, 2003............     1.61      $ 9.07        21.80%      $    431
  Year Ended September
    30, 2002............    (2.08)     $ 7.46       (20.80)%     $    444
  Year Ended September
    30, 2001............    (2.67)     $ 9.54       (17.70)%     $    962
  Year Ended September
    30, 2000............     0.28      $12.21         7.18%      $  2,069
  Year Ended September
    30, 1999............     1.44      $11.93        15.81%      $  3,810
EQUITY FUND
  Year Ended September
    30, 2003............     1.00      $ 5.72        21.68%      $    670
  Year Ended September
    30, 2002............    (1.34)     $ 4.72       (20.47)%     $    617
  Year Ended September
    30, 2001............    (5.42)     $ 6.06       (27.98)%     $    864
  Year Ended September
    30, 2000............    (0.51)     $11.48        10.04%      $  1,937
  Year Ended September
    30, 1999............     1.05      $11.99        24.34%      $  2,604

                                       RATIOS/SUPPLEMENTAL DATA
                          ---------------------------------------------------
                                          NET                       PORTFOLIO
                            NET       INVESTMENT                    TURNOVER
                          EXPENSES   INCOME (LOSS)   EXPENSES (b)   RATE (c)
                          ---------------------------------------------------
U.S. TREASURY OBLIGATION
  Year Ended September
    30, 2003............    0.80%         0.63%          1.05%         N/A
  Year Ended September
    30, 2002............    0.75%         1.29%          1.07%         N/A
  Year Ended September
    30, 2001............    0.76%         4.43%          1.05%         N/A
  Year Ended September
    30, 2000............    0.70%         5.24%          1.05%         N/A
  Year Ended September
    30, 1999............    0.70%         4.25%          1.06%         N/A
PRIME MONEY MARKET FUND
  Year Ended September
    30, 2003............    0.75%         0.71%          1.10%         N/A
  Year Ended September
    30, 2002............    0.83%         1.41%          1.13%         N/A
  Year Ended September
    30, 2001............    0.82%         4.42%          1.12%         N/A
  Year Ended September
    30, 2000............    0.71%         5.54%          1.13%         N/A
  Year Ended September
    30, 1999............    0.76%         4.42%          1.17%         N/A
INVESTMENT GRADE BOND FU
  Year Ended September
    30, 2003............    1.20%         3.60%          1.45%          53%
  Year Ended September
    30, 2002............    1.24%         4.62%          1.49%          77%
  Year Ended September
    30, 2001............    1.16%         5.30%          1.45%          61%
  Year Ended September
    30, 2000............    1.09%         5.61%          1.44%          58%
  Year Ended September
    30, 1999............    1.10%         5.18%          1.45%          52%
GLOBAL FUND
  Year Ended September
    30, 2003............    2.26%        (0.24)%         2.51%          87%
  Year Ended September
    30, 2002............    2.03%        (0.36)%         2.28%         104%
  Year Ended September
    30, 2001............    1.67%         1.05%          1.96%          72%
  Year Ended September
    30, 2000............    1.49%         1.35%          1.84%          28%
  Year Ended September
    30, 1999............    1.53%         1.33%          1.88%          29%
EQUITY FUND
  Year Ended September
    30, 2003............    1.35%         0.38%          1.60%         102%
  Year Ended September
    30, 2002............    1.38%         0.06%          1.63%         109%
  Year Ended September
    30, 2001............    1.30%        (0.06)%         1.59%         116%
  Year Ended September
    30, 2000............    1.21%        (0.05)%         1.56%          84%
  Year Ended September
    30, 1999............    1.23%         0.08%          1.58%          46%

FINANCIAL HIGHLIGHTS
CLASS B SHARES

                                                             INVESTMENT ACTIVITIES                     LESS DIVIDENDS FROM
                                                  -------------------------------------------   ---------------------------------
                                                                   NET REALIZED
                                      NET ASSET                   AND UNREALIZED     TOTAL
                                       VALUE,          NET            GAINS           FROM         NET         NET
                                      BEGINNING    INVESTMENT      (LOSSES) ON     INVESTMENT   INVESTMENT   REALIZED     TOTAL
                                      OF PERIOD   INCOME (LOSS)    INVESTMENTS     ACTIVITIES     INCOME      GAINS     DIVIDENDS
---------------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS FUND
  Year Ended September 30, 2003.....   $ 1.00              --(d)         --             --(d)        --(d)       --          --(d)
  Year Ended September 30, 2002.....   $ 1.00            0.01            --           0.01        (0.01)         --       (0.01)
  Period Ended September 30,
    2001*...........................   $ 1.00            0.02            --           0.02        (0.02)         --       (0.02)

PRIME MONEY MARKET FUND
  Year Ended September 30, 2003.....   $ 1.00              --(d)         --             --(d)        --(d)       --          --(d)
  Year Ended September 30, 2002.....   $ 1.00            0.01            --           0.01        (0.01)         --       (0.01)
  Period Ended September 30,
    2001*...........................   $ 1.00            0.02            --           0.02        (0.02)         --       (0.02)

INVESTMENT GRADE BOND FUND
  Year Ended September 30, 2003.....   $10.41            0.31            --(d)        0.31        (0.33)         --       (0.33)
  Year Ended September 30, 2002.....   $10.18            0.39          0.24           0.63        (0.40)         --       (0.40)
  Period Ended September 30,
    2001**..........................   $ 9.90            0.29          0.28           0.57        (0.29)         --       (0.29)

GLOBAL FUND
  Year Ended September 30, 2003.....   $ 7.40           (0.08)(g)      1.62           1.54           --       (0.01)      (0.01)
  Year Ended September 30, 2002.....   $ 9.54           (0.09)(g)     (1.90)         (1.99)       (0.13)      (0.02)      (0.15)
  Period Ended September 30,
    2001**..........................   $11.35              --         (1.81)         (1.81)          --          --          --

EQUITY FUND
  Year Ended September 30, 2003.....   $ 4.67           (0.02)(g)      1.01           0.99           --(d)       --          --(d)
  Year Ended September 30, 2002.....   $ 6.04           (0.04)        (1.21)         (1.25)          --       (0.12)      (0.12)
  Period Ended September 30,
    2001**..........................   $ 7.93           (0.03)        (1.86)         (1.89)          --(d)       --          --(d)

---------------

*  From commencement of operations on February 1, 2001.

**  From commencement of operations on February 2, 2001.

(a) Total return excludes sales charge.

(b) During the period, certain fees were voluntarily waived. If such voluntary waivers had not occurred, the ratio would have been as indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(d) Amount less than $0.005.

(e) Not annualized for periods less than one year.

(f)  Annualized for periods less than one year.

(g) Per share net investment income (loss) has been calculated using the daily average shares method.

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.
 48

                       CHANGE IN   NET ASSET
                       NET ASSET    VALUE,                      NET ASSETS,
                         VALUE      END OF         TOTAL       END OF PERIOD
                       PER SHARE    PERIOD     RETURN (a)(e)      (000'S)
                       -----------------------------------------------------
U.S. TREASURY OBLIGATIONS FUND
  Year Ended
    September 30,
    2003.............       --      $  1.00         0.16%          $  10
  Year Ended
    September 30,
    2002.............       --      $  1.00         0.54%          $  10
  Period Ended
    September 30,
    2001*............       --      $  1.00         2.01%          $  10

PRIME MONEY MARKET FUND
  Year Ended
    September 30,
    2003.............       --      $  1.00         0.15%          $  10
  Year Ended
    September 30,
    2002.............       --      $  1.00         0.65%          $  10
  Period Ended
    September 30,
    2001*............       --      $  1.00         2.03%          $  10

INVESTMENT GRADE BOND FUND
  Year Ended
    September 30,
    2003.............    (0.02)     $ 10.39         3.01%          $ 429
  Year Ended
    September 30,
    2002.............     0.23      $ 10.41         6.37%          $  13
  Period Ended
    September 30,
    2001**...........     0.28      $ 10.18         5.85%          $  13

GLOBAL FUND
  Year Ended
    September 30,
    2003.............     1.53      $  8.93        20.90%          $  34
  Year Ended
    September 30,
    2002.............    (2.14)     $  7.40       (21.27%)         $   4
  Period Ended
    September 30,
    2001**...........    (1.81)     $  9.54       (15.95%)         $   1

EQUITY FUND
  Year Ended
    September 30,
    2003.............     0.99      $  5.66        21.27%          $ 184
  Year Ended
    September 30,
    2002.............    (1.37)     $  4.67       (21.20%)         $  14
  Period Ended
    September 30,
    2001**...........    (1.89)     $  6.04       (23.82%)         $  18

                                           RATIOS/SUPPLEMENTAL DATA
                       -----------------------------------------------------------------
                                             NET
                           NET           INVESTMENT                          PORTFOLIO
                       EXPENSES (f)   INCOME (LOSS) (f)   EXPENSES (b)(f)   TURNOVER (c)
                       -----------------------------------------------------------------
U.S. TREASURY OBLIGAT
  Year Ended
    September 30,
    2003.............     1.26%              0.17%             1.55%            N/A
  Year Ended
    September 30,
    2002.............     1.50%              0.54%             1.57%            N/A
  Period Ended
    September 30,
    2001*............     1.55%              3.00%             1.55%            N/A
PRIME MONEY MARKET FU
  Year Ended
    September 30,
    2003.............     1.20%              0.26%             1.60%            N/A
  Year Ended
    September 30,
    2002.............     1.58%              0.66%             1.63%            N/A
  Period Ended
    September 30,
    2001*............     1.62%              3.03%             1.62%            N/A
INVESTMENT GRADE BOND
  Year Ended
    September 30,
    2003.............     1.92%              2.65%             1.92%             53%
  Year Ended
    September 30,
    2002.............     1.99%              3.87%             1.99%             77%
  Period Ended
    September 30,
    2001**...........     1.94%              4.39%             1.62%             61%
GLOBAL FUND
  Year Ended
    September 30,
    2003.............     3.01%             (0.99%)            3.01%             87%
  Year Ended
    September 30,
    2002.............     2.78%             (1.11%)            2.78%            104%
  Period Ended
    September 30,
    2001**...........     2.54%              0.16%             2.54%             72%
EQUITY FUND
  Year Ended
    September 30,
    2003.............     2.10%             (0.37%)            2.10%            102%
  Year Ended
    September 30,
    2002.............     2.13%             (0.69%)            2.13%            109%
  Period Ended
    September 30,
    2001**...........     2.09%             (0.75%)            2.09%            116%

NOTES TO THE FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION

Eureka Funds (the "Trust") was organized as a Massachusetts Business Trust on April 7, 1997 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end management investment company. The Trust offers five managed investment portfolios for sale to the public. The accompanying financial statements and financial highlights are those of Eureka U.S. Treasury Obligations Fund (the "U.S. Treasury Fund"), Eureka Prime Money Market Fund (the "Prime Fund"), Eureka Investment Grade Bond Fund (the "Bond Fund"), Eureka Global Fund (the "Global Fund"), and Eureka Equity Fund (the "Equity Fund") (each a "Fund", and collectively, the "Funds"). The Funds are authorized to issue an unlimited number of shares of beneficial interest with no par value. Each Fund offers three classes of shares: Trust Shares, Class A Shares and Class B Shares. Each class of shares in the Funds has identical rights and privileges except with respect to fees paid under shareholder servicing or distribution plans, voting rights on matters affecting a single class of shares and the exchange privilege of each class of shares.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S.). The preparation of financial statements requires management to make certain estimates and assumptions that effect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

SECURITIES VALUATION: Securities of the U.S. Treasury and Prime Funds (the "Money Market Funds") are valued utilizing the amortized cost method, which approximates fair market value. Under the amortized cost method, discount or premium is amortized on a constant basis to the maturity of the security.

Portfolio securities for which the principal market is a securities exchange will be valued at the closing sales price on that exchange on the day of computation, or, if there have been no sales during such day, at their latest bid quotations. If no such bid price is available, then the securities will be valued using good faith at their respective fair market values using methods determined by or under the supervision of the Board of Trustees of the Eureka Funds; provided however, that before any such securities are purchased for the Bond Fund, the Global Fund or the Equity Fund, the Trustees of the Eureka Funds shall be notified and given the opportunity to establish appropriate methods of determining the fair market value of such securities.

Bonds and other fixed-income securities (other than short-term obligations, but including listed securities) will be valued at the mean between their latest bid and asked quotations in such principal market. If no such bid and asked prices are available, then the securities will be valued in good faith at their fair market values using methods determined by or under the supervision of the Board of Trustees of the Eureka Funds. Short-term debt investments having maturities of 60 days or less are valued at amortized cost, which approximates market value. Investments in securities of other mutual funds are valued at the redemption price. Securities for which market quotations are not readily available are valued at fair value determined in good faith under the general supervision of the Board of Trustees of the Eureka Funds.

STRIPPED SECURITIES: Stripped securities represent the right to receive future interest payments (interest only stripped securities) or principal payments (principal only stripped securities). The value of variable rate interest only stripped securities varies directly with changes in interest rates, while the value of fixed rate interest only stripped securities and the value of principal only stripped securities vary inversely with changes in interest rates.

REPURCHASE AGREEMENTS: The Funds may purchase instruments from financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). The seller under a repurchase agreement is required to maintain the value of the securities subject to the agreement at not less than the repurchase price. Default by the seller would, however, expose the relevant Funds to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.

FOREIGN CURRENCY TRANSLATION: The Funds, other than the U.S. Treasury Fund, may invest in certain obligations or securities denominated in foreign currencies. The accounting records of the Trust are maintained in U.S. dollars. Investment securities and other assets and liabilities of the Prime Fund, Bond Fund, Global Fund and Equity Fund denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from change in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales and maturities of securities, sales of foreign currencies, currency exchange fluctuations between the trade and settlement dates of securities transactions, and the difference between the amount of assets and liabilities recorded and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities, resulting from changes in currency exchange rates.

FORWARD CURRENCY CONTRACTS: The Global Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Global Fund may be exposed to risks if the counter-parties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.
SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available.

EXPENSES: Expenses directly attributable to a Fund are charged to the Fund, while expenses which are attributable to more than one Fund of the Trust are allocated among the respective Funds based upon relative net assets or another appropriate basis. Expenses directly attributable to a class of shares are charged directly to that class.

The investment income and expenses of a Fund (other than class specific expenses) and realized and unrealized gains and losses on investments of a Fund are allocated to each class of shares based upon their relative net assets on the date income is earned, expenses are accrued, or realized and unrealized gains and losses have been incurred.

ORGANIZATION COSTS: Costs incurred in connection with the organization and initial registration of the Funds have been deferred and are being amortized over a sixty-month period, beginning with each Fund's commencement of operations. In the event that any of the initial shares are redeemed during such period by any holder thereof, the related Fund will be reimbursed by such holder for any unamortized organization costs in the proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

DIVIDENDS TO SHAREHOLDERS: Dividends from the Money Market Funds' and the Bond Fund's net investment income, if any, are declared daily and paid monthly. Dividends from the Global Fund's net investment income, if any, are declared and paid annually. Dividends from the Equity Fund's net investment income, if any, are declared and paid monthly. Net realized gains on portfolio securities, if any, are distributed at least annually by the Funds. However, to the extent net realized gains can be offset by capital loss carryovers, such gains will not be distributed. Distributions are recorded by the Funds on the ex-dividend date.

NOTE 3 -- RELATED PARTY TRANSACTIONS

The Trust has entered into an investment advisory agreement (the "Advisory Agreement") with Eureka Investment Advisors, Inc. (the "Advisor"), a wholly owned subsidiary of Bank of the West. Under the terms of the Advisory Agreement, the Advisor is entitled to receive a fee that is calculated daily and paid monthly based on a percentage of the average net assets of each Fund as follows:

                FUND                   ANNUAL RATE
                ----                   -----------
U.S. Treasury Fund..................      0.20%
Prime Fund..........................      0.30%
Bond Fund...........................      0.60%
Global Fund.........................      0.90%
Equity Fund.........................      0.75%

BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), a wholly owned subsidiary of The BISYS Group, Inc., serves as the administrator for the Trust pursuant to an administration agreement (the "Administration Agreement"). Under the Administration Agreement, BISYS is entitled to a fee computed at an annual rate, subject to a $75,000 per Fund annual minimum, of 0.20% of the Trust's average daily net assets up to $500 million, 0.185% of the next $500 million, and 0.175% for amounts in excess of $1 billion.

BISYS serves as the Trust's principal underwriter and distributor (the "Distributor"). The Funds have adopted a Distribution and Shareholder Services Plan (the "Plan") with respect to Class A Shares and Class B Shares. This Plan is in accordance with Rule 12b-1 under the 1940 Act. Under the Plan, the Funds will pay a monthly fee to the Distributor in an annual rate equal to 0.25% of the average daily net assets of Class A Shares of each Fund, and an annual rate equal to 1.00% of the average daily net assets of Class B Shares of each Fund. The Distributor may voluntarily choose to waive all or a portion of its fee. The Trust has also entered into a Service Plan with BISYS with respect to Class A Shares. Pursuant to the Service Plan, the Funds will pay to BISYS a fee at an annual rate not to exceed 0.25% of the average daily net assets of Class A Shares of each Fund.

BISYS Fund Services, Inc. and BISYS Fund Services Ohio, Inc., also wholly-owned subsidiaries of The BISYS Group, Inc. serve as fund accountant and transfer and dividend disbursing agent, respectively, of the Funds. Under the Fund Accounting Agreement, BISYS Fund Services, Inc. receives a fee from the Trust at the annual rate of 0.03% of the Trust's average daily net assets up to $500 million, 0.02% of the Trust's average daily net assets in excess of $500 million up to $1 billion, and 0.01% of the Trust's average daily net assets in excess of $1 billion, subject to a minimum annual fee. Under the Transfer Agency Agreement, BISYS Fund Services Ohio, Inc. receives a fee from each class of each Fund at the annual rate of $15,000 in addition to various annual per account fees.

NOTE 4 -- INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended September 30, 2003 were as follows:

         FUND            PURCHASES        SALES
         ----           ------------   ------------
Bond Fund.............  $102,081,555   $ 77,079,571
Global Fund...........  $ 30,299,331   $ 39,533,237
Equity Fund...........  $152,907,473   $163,267,694

NOTE 5 -- DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2003 was as follows:

                                                          DISTRIBUTIONS PAID FROM
                                                       ------------------------------
                                                       NET INVESTMENT   NET LONG TERM   TOTAL TAXABLE   TOTAL DISTRIBUTIONS
                        FUND                               INCOME       CAPITAL GAINS   DISTRIBUTIONS          PAID*
                        ----                           --------------   -------------   -------------   -------------------
U. S. Treasury Fund..................................    $  792,564        $    --       $  792,564         $  792,564
Prime Fund...........................................     2,418,768             --        2,418,768          2,418,768
Bond Fund............................................     6,257,361             --        6,257,361          6,257,361
Global Fund..........................................            --         64,987           64,987             64,987
Equity Fund (a)......................................       956,507             --          956,507            956,507

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2002 was as follows:

                                                           DISTRIBUTIONS PAID FROM
                                                        ------------------------------
                                                        NET INVESTMENT   NET LONG TERM   TOTAL TAXABLE   TOTAL DISTRIBUTIONS
                         FUND                               INCOME       CAPITAL GAINS   DISTRIBUTIONS          PAID*
                         ----                           --------------   -------------   -------------   -------------------
U. S. Treasury Fund...................................    $2,397,263      $       --      $2,397,263         $2,397,263
Prime Fund............................................     6,784,764              --       6,784,764          6,784,764
Bond Fund.............................................     6,880,275              --       6,880,275          6,880,275
Global Fund...........................................       834,802         114,644         949,446            949,446
Equity Fund (a).......................................       514,203       3,211,878       3,726,081          3,726,081

* Total distributions paid differ from the Statement of Changes in Net Assets, because for tax purposes dividends are recognized when actually paid.

    As of September 30, 2003 the components of accumulated earnings (deficit) on a tax basis were as follows:

                       UNDISTRIBUTED   UNDISTRIBUTED                                  ACCUMULATED        UNREALIZED
                         ORDINARY        LONG TERM     ACCUMULATED   DISTRIBUTIONS    CAPITAL AND       APPRECIATION
        FUND              INCOME       CAPITAL GAINS    EARNINGS        PAYABLE      OTHER LOSSES**   (DEPRECIATION)***
        ----           -------------   -------------   -----------   -------------   --------------   -----------------
U.S. Treasury Fund...   $   31,217       $     --      $   31,217      $ (30,849)    $     (34,397)      $        --
Prime Fund...........      216,709             --         216,709        (83,987)         (238,607)               --
Bond Fund............    1,038,195        117,779       1,155,974       (509,412)               --         6,437,443
Global Fund..........           --             --              --             --        (8,217,636)       (2,261,377)
Equity Fund (a)......      101,512             --         101,512       (106,437)      (17,798,346)        4,461,038

                          TOTAL
                       ACCUMULATED
                         EARNINGS
        FUND            (DEFICIT)
        ----           ------------
U.S. Treasury Fund...  $    (34,029)
Prime Fund...........      (150,883)
Bond Fund............     7,084,005
Global Fund..........   (10,479,013)
Equity Fund (a)......   (13,342,233)

** As of September 30, 2003, the following Funds had net capital loss carryforwards, which are available to offset future realized gains:

                                                                          EXPIRES
                                                   ------------------------------------------------------
                      FUND                          2007      2008      2009        2010          2011
                      ----                         ------   --------   -------   -----------   ----------
U. S. Treasury Fund..............................  $2,256   $  9,612   $    33   $    21,846   $      330
Prime Fund.......................................      --     21,456    13,445            --      248,706
Bond Fund........................................      --         --        --            --           --
Global Fund......................................      --         --        --            --    6,461,234
Equity Fund (a)..................................      --         --        --    17,219,554      578,792

*** The differences between book-basis and tax-basis unrealized appreciation
    (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies, and the return of capital adjustments from real estate investment trusts.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds' next taxable year. The Funds have incurred and will elect to defer capital losses as follows:

                            FUND                              CAPITAL LOSSES
                            ----                              --------------
U. S. Treasury Fund.........................................    $      320
Global Fund.................................................     1,756,402

For corporate shareholders the following percentage of the total ordinary income distributions paid during the fiscal year ended September 30, 2003 qualify for the corporate dividends received deduction for the following Fund:

                         FUND NAME                            PERCENTAGE
                         ---------                            ----------
Equity Fund.................................................   100.00%

For the fiscal year ended September 30, 2003, dividends paid by the Fund listed below may be subject to a maximum tax rate of 15% as provided by the Jobs and Growth Tax Relief Act of 2003. The Fund listed intends to designate the maximum amount allowable as taxed at a rate of 15%. Complete information will be reported in conjunction with the 2003 Form 1099-DIV.

Global Fund.................................................   $  378,594
Equity Fund (a).............................................    2,621,034

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2004.

In addition, the Funds may elect to pass through foreign taxes paid by the Funds to its shareholders under Code 853 or the Internal Revenue Code. There are no foreign taxes that may be passed through to the shareholders for the fiscal year ended September 30, 2003.
---------------

(a) Information reflected as of the Fund's tax year end of October 31, 2003.

                         REPORT OF INDEPENDENT AUDITORS

The Shareholders and
Board of Trustees of Eureka Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of Eureka Funds (comprised of Eureka U.S. Treasury Obligations Fund, Eureka Prime Money Market Fund, Eureka Investment Grade Bond Fund, Eureka Global Fund, and Eureka Equity Fund) ("the Funds") as of September 30, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years then ended, and the financial highlights for each of the five years or periods then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2003, by correspondence with the custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eureka Funds as of September 30, 2003, the results of their operations for the year then ended, the changes in their net assets for each of the two years then ended, and their financial highlights for each of the five years or periods then ended, in conformity with accounting principles generally accepted in the United States.

                                                   /s/ Ernst & Young LLP

Columbus, Ohio
November 20, 2003

EUREKA FUNDS
TRUSTEES AND OFFICERS (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                   TERM OF
                                                 OFFICE WITH                              NUMBER OF
                                                  THE TRUST                             PORTFOLIOS IN
                                    POSITION(S)      AND                                FUND COMPLEX
                                     HELD WITH    LENGTH OF    PRINCIPAL OCCUPATION(S)   OVERSEEN BY    OTHER DIRECTORSHIPS
NAME, ADDRESS, AND AGE               THE TRUST   TIME SERVED   DURING PAST FIVE YEARS      TRUSTEE        HELD BY TRUSTEE
----------------------              -----------  -----------   -----------------------  -------------   -------------------
TRUSTEES
Frank Bonetto                        Chairman    Since 2002    From 2002 to present,          5         None
c/o Bank of the West                and Trustee                Regional Banking Group,
1450 Treat Boulevard                                           Bank of the West; from
Walnut Creek, CA 94597                                         1997 to 2002, Senior
53                                                             Executive Vice
                                                               President, Community
                                                               Banking Division, Bank
                                                               of the West, Vice
                                                               Chairman.

David L. Buell                       Trustee     Since 1997    From 2001 to present,          5         None
c/o Affordable Home Funding, LLC                               Affordable Home
5743 Corsa Avenue, Suite 207                                   Funding; from January
Westlake Village, CA 91362                                     2001 to May 2002,
67                                                             Managing Director, West
                                                               Los Angeles Commercial
                                                               Banking Center-East
                                                               West Bancorp, Inc.;
                                                               from February 1998 to
                                                               January 2001, Chairman
                                                               and CEO, Prime Bank;
                                                               from 1996 to 1998,
                                                               Owner (50%) Prime, LLC.

Donald H. Livingstone                Trustee     Since 1997    From 1994 to present,          5         From June 2002 to
c/o BYU Center for                                             Professor, Brigham                       present, Micrel
Entrepreneurship                                               Young University                         Corp.; from July
470 Tanner Building                                            ("BYU").                                 1998 to present,
P.O. Box 23009                                                                                          Feather River State
Provo, UT 84602-3009                                                                                    Bank; from July
61                                                                                                      1998 to present,
                                                                                                        California
                                                                                                        Independent
                                                                                                        Bankcorp.

EUREKA FUNDS
TRUSTEES AND OFFICERS (Unaudited) -- continued
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                      TERM OF
                                                    OFFICE WITH
                                                     THE TRUST
                                    POSITION            AND
                                   HELD WITH         LENGTH OF                 PRINCIPAL OCCUPATION(S)
NAME, ADDRESS, AND AGE             THE TRUST        TIME SERVED                DURING PAST FIVE YEARS
----------------------          ----------------    -----------    -----------------------------------------------
OFFICERS
Irimga McKay                       President          Since        From 1988 to present, employee of
3435 Stelzer Road                                    08/27/03      BISYS Fund Services.
Columbus, OH 43219
43

Martin R. Dean                   Vice President       Since        From 1994 to present, employee of
3435 Stelzer Road                                    08/28/02      BISYS Fund Services.
Columbus, OH 43219                                                 Previously, Secretary to the Trust,
40                                                                 1999 - 2002; Treasurer to the Trust,
                                                                   1997 - 1998.

Mark Sichley                     Vice President       Since        From 1987 to present, employee of
3435 Stelzer Road                                    08/22/01      BISYS Fund Services.
Columbus, OH 43219
45

Troy Sheets                        Treasurer          Since        From April 2002 to present, employee of
3435 Stelzer Road                                    08/28/02      BISYS Fund Services.
Columbus, OH 43219                                                 Senior Manager, KPMG LLP,
32                                                                 1993 - 2002.

Scott M. Zoltowski                 Secretary          Since        From November 2001 to present, Senior
60 State Street, Suite 1300                          08/28/02      Counsel to BISYS Fund Services;
Boston, MA 02109                                                   Associate, Dechert, 1999-2001;
34                                                                 Counsel, ALPS, Inc., 1998-1999.

Alaina V. Metz                     Assistant          Since        From June 1995 to present, employee of
3435 Stelzer Road                  Secretary         08/28/02      BISYS Fund Services.
Columbus, OH 43219
40

INVESTMENT ADVISOR
Eureka Investment Advisors, Inc.
300 South Grand Avenue, 7(th) Floor
Los Angeles, California 90071

ADMINISTRATOR AND DISTRIBUTOR
BISYS Fund Services
3435 Stelzer Road
Columbus, Ohio 43219

LEGAL COUNSEL
Wilmer, Cutler & Pickering
2445 M Street, N.W.
Washington, D.C. 20037

TRANSFER AGENT
BISYS Fund Services, Inc.
3435 Stelzer Road
Columbus, Ohio 43219

AUDITORS
Ernst & Young, LLP
1100 Huntington Center
41 South High Street
Columbus, Ohio 43215

CUSTODIAN
The Bank of New York
100 Church Street
New York, NY 10286

This material is authorized for distribution to prospective investors only when accompanied or preceded by a current prospectus. Please read the prospectus carefully before investing or sending money.

The Eureka Funds are distributed by BISYS Fund Services Limited Partnership. Eureka Investment Advisors, Inc. is the investment adviser to the Funds and receives fees for those services.

EUR-0038-903                                                               11-03

                      (This page intentionally left blank)

ITEM 2. CODE OF ETHICS.

     Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

THE REGISTRANT HAS ADOPTED A CODE OF ETHICS THAT APPLIES TO THE REGISTRANT'S PRINCIPAL EXECUTIVE OFFICER, PRINCIPAL FINANCIAL OFFICER, PRINCIPAL ACCOUNTING OFFICER OR CONTROLLER, OR PERSONS PERFORMING SIMILAR FUNCTIONS. THIS CODE OF ETHICS IS INCLUDED AS EXHIBIT 10 (a)(1).

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

         (a) (1) Disclose that the registrant's board of directors has determined that the registrant either:

                 (i) Has at least one audit committee financial expert serving on its audit committee; or

                 (ii) Does not have an audit committee financial expert serving on its audit committee.

             (2) If the registrant provides the disclosure required by paragraph
             (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

                 (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

                 (ii) Be an "interested person" of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

             (3) If the registrant provides the disclosure required by paragraph
             (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

3(a)(1) The registrant's board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.
3(a)(2) The audit committee financial expert is Donald Livingstone. He is an independent trustee.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         (a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

         (b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.
         (c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

         (d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

         (e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

             (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.



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         (f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

         (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

         (h) Disclose whether the registrant's audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ONLY EFFECTIVE FOR ANNUAL REPORTS WITH PERIODS ENDING ON OR AFTER DECEMBER 15, 2003.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

        (a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

        (b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

NOT APPLICABLE.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

        A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

NOT APPLICABLE

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

        (a) Disclose the conclusions of the registrant's principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

IN THE OPINION OF THE PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER, BASED ON THEIR EVALUATION, THE REGISTRANT'S DISCLOSURE CONTROLS AND PROCEDURES ARE ADEQUATELY DESIGNED AND ARE OPERATING EFFECTIVELY TO ENSURE (i) THAT MATERIAL INFORMATION RELATING TO THE REGISTRANT, INCLUDING ITS CONSOLIDATED SUBSIDIARIES, IS MADE KNOWN TO THEM BY OTHERS WITHIN THOSE ENTITIES, PARTICULARLY DURING THE PERIOD IN WHICH THIS REPORT IS BEING PREPARED; AND (ii) THAT INFORMATION REQUIRED TO BE DISCLOSED BY THE REGISTRANT ON FORM N-CSR IS RECORDED, PROCESSED, SUMMARIZED AND REPORTED WITHIN THE TIME PERIODS SPECIFIED IN THE SECURITIES AND EXCHANGE COMMISSION'S RULES AND FORMS.


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

(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

THERE WERE NO CHANGES IN THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING THAT OCCURRED DURING THE REGISTRANT'S MOST RECENT FISCAL HALF-YEAR (THE REGISTRANT'S SECOND FISCAL HALF-YEAR IN THE CASE OF AN ANNUAL REPORT) THAT HAVE MATERIALLY AFFECTED OR ARE REASONABLY LIKELY TO MATERIALLY AFFECT, THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING.

ITEM 10. EXHIBITS.

         (a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

         (a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit. THE CODE OF ETHICS THAT IS THE SUBJECT OF THE DISCLOSURE REQUIRED BY ITEM 2 IS ATTACHED HERETO.

         (a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2). CERTIFICATIONS PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002 ARE ATTACHED HERETO.

     (b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940. CERTIFICATIONS PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 ARE ATTACHED HERETO.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)      Eureka Funds
            --------------------------------------------------------------------

By (Signature and Title)*  /s/ Troy A. Sheets       Troy A. Sheets,  Treasurer
                         -------------------------------------------------------

Date         December 5, 2003
     ---------------------------------

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Irimga McKay          Irimga McKay, President
                         -------------------------------------------------------

Date         December 5, 2003
    --------------------------------

By (Signature and Title)* /s/ Troy A. Sheets        Troy A. Sheets, Treasurer
                         -------------------------------------------------------

Date         December 5, 2003
    --------------------------------


* Print the name and title of each signing officer under his or her signature.

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